Exhibit 10.01

Futures Client
Account Application,
Disclosure Statements,
and Notices

Merrill Lynch, Pierce, Fenner & Smith, Inc
One South Wacker Drive, Suite 300, Chicago, Illinois 60606
Tel: 312-442-5448

MERRILL LYNCH
Rev. 2/08		Page 2

Documentation Instructions

Documents	Page

Required supplemental documentation	3, 4
Please complete and/or sign the following documents that correspond to the type of account being opened. Note that the documents must be completed in full, signed, and dated in the appropriate spaces.

All Accounts
Client Account Application	4, 5, 6
Tax Form (W9, W8-BEN or W8-IMY – complete the form appropriate to your tax status	7, 8, 9, 10
Cross Trade Consent (if Client trades at NYBOT)	11
Arbitration Agreement (optional)	12

Advised Accounts
Discretionary Trading Authorization and Limited Power of Attorney Agreement (or provide a copy of your advisory agreement or other power of attorney document)	13
Advisor’s Statement Concerning Registration and Provision of Disclosure Document (to be completed by the third party advisor)	14

Mutual Fund Accounts
Investment Company Acknowledgement	15

Electronically Traded Accounts
Electronic Terms for Third Party Vendors	16, 17

Sample Documents
Sample Corporate Resolution (please complete or provide your own similarly worded document)	18
Sample Certificate of Incumbency	19

For Client Introduced by a Third Party Brokerage Firm Only
Acknowledgement by Client of Role of Introducing Broker
20

Disclosure Documents

Please read all Disclosure Documents and Information Statements as applicable to Client’s account and the products Client trades.	21-33

Schedule of Beneficial Owners

To be completed only if Client answered “yes” to Question 3 of the Application	34

MERRILL LYNCH
Rev. 2/08		Page 3

Required Supplemental Documentation

In this booklet, we have included sample documents on pages 18 and 19 of some of the types of authorizing documents noted in this section which may contain the language required to authorize your accounts with us.  However, we are happy to review any substitute documentation you have to determine if it meets our requirements.  Please contact your New Account Specialist or the New Account Manager at (312) 442-5448 with any questions.

All Clients
▪
MLPF&S must be provided with written collateral wire instructions.   Please send the instructions in a letter, on company letterhead, signed by two authorized individuals.  The letter must be accompanied by evidence that the two individuals who sign have the authority to do so.

▪
All Clients must provide specific evidence of the authority of the person or persons signing the customer agreement and application.  This authority may be a certificate of incumbency, a resolution or may be contained in an operating document.

▪	Based on your location and structure, please provide the appropriate tax form (W-9, W-8BEN or W-8IMY)
▪	Please provide your most recent audited financials

Verification of Client’s Identity: Please notify us if you have other trading accounts with Merrill Lynch – your identification documentation may already by on file with us.    Otherwise, please provide a copy of the following applicable document verifying Client’s identity for compliance with anti-money laundering regulations:

Corporation	-	Articles of Incorporation and Certificate of Incorporation
LLC	-	Articles of Organization and Certificate of Formation
Partnership	-	Partnership Agreement and Certificate of Partnership Agreement (for LPs)
Trust	-	Trust Agreement
Mutual Fund	-	Prospectus and SAI
Hedge Fund	-	Offering Memorandum and Subscription Agreement

Evidence of Futures Trading Authority. Please provide a copy of the following applicable document showing Client’s specific authority to trade futures:

Corporation	-	Corporate Resoluton
LLC	-	Operatiang Agreement
Partnership	-	Partnership Agreement
Trust	-	Trust Agreement
Mutual Fund	-	Prospectus and SAI

Additional Documentation Requirements.  If Client falls into any of the categories below, please provide a copy of the listed documents:

Commodity Pool or any collective investment fund – Prospectus or Offering Memorandum
Pension Plan or Insurance Company – Plan Document or Investment Guidelines
Public Entities or Municipalities – Opinion of counsel or state statute authorizing trading in futures or derivatives

MERRILL LYNCH
Rev. 2/08		Page 4

Cayman Island entity – Current copy of the Company’s Register of Directors and Officers certified by the Registered Office in the Cayman Islands or Certificate of Incumbency which lists the directors and officers issued by the Registrar of Companies
British Virgin Island Entity – Current Certificate of Incumbency listing directors and officers issued or verified by its Registered Agent.
Non-US Banks – Foreign Bank certification (if not already on file with Merrill Lynch)
Non-US Entities not listed above – Please contact Futures New Accounts at 312/442-5448 or e-mail the department at: FF&ONewAccountsChicago@Exchange.ML.com for supporting documentation requirements.

Merrill Lynch may request additional information if it is deemed necessary.

ACCOUNT APPLICATION

General Information – Please print or type

 Highbridge Commodities FuturesAccess Master Fund Ltd.
____________________________________________________________________________________
Client Name

Merrill Lynch Bank and Trust Company (Cayman) Limited, Harbour Centre, 4th Floor, North Church Street, ____________________________________________________________________________________
Registered Address:  Please check ❒ if this is the Mailing Address for Notices and Statements.

 George Town, Grand Cayman, Cayman Islands P.O. Box 1164GT
____________________________________________________________________________________
City         State/CountryZip/Postal Code

_c/o Merrill Lynch Alternative Investments, LLC 250 Vesey Street, 10th Floor
____________________________________________________________________________________
Headquarters Address:  Please check ❒ if this is the is the Mailing Address for Notices and Statements.

New York _______________________________New York ___________________________10080
_____________________________________________________________________________________
City        State/CountryZip/Postal Code
c/o Merrill Lynch Alternative Investments, LLC 250 Vesey Street, 10th Floor
_____________________________________________________________________________________
Operational Address:  Please check ❒ if this is the is the Mailing Address for Notices and Statements.

New York _______________________________New York ___________________________10080
_____________________________________________________________________________________
City        State/CountryZip/Postal Code

212-236-2771____________________2112-449-1000______________________________________
Fax NumberPhone Number

No Physical Statements
 ___________________________________________________________________________________
Mailing Address for Notices and Statements (if different from above or for duplicate statements).

_____________________________________________________________________________________
City        State/CountryZip/Postal Code

MERRILL LYNCH
Rev. 2/08		Page 5

Account numbers of any other accounts held at Merrill Lynch: ____________________________________

Merrill Lynch Account representative: _______________________________________________________

Client Information

Date of formation:06/28_/_2011 Nature of Business: Speculative Trading of Commodities Interests

Client conducts business (and/or solicits clients from) within the following Countries:  __________________

_____________________________________________________________________________________

Operations Contact:    _Noelle Labowicz_________(609) 274-8773 ______________________________
    Name and Phone Number

Noelle_Labowicz@ml.com________________________________________
     Email

Commodity Trading Information

1. Type of Account Requested:  ☒ Speculative    ❒ Hedging

2. Does any person or entity, other than the Undersigned or its employees, control, manage or direct the trading in this account?  ☒ Yes  ❒ No

If yes, complete the Discretionary Trading Authorization and Limited Power of Attorney Agreement on page 13 or provide a copy of your signed investment advisory agreement.

The advisor must complete the Advisor’s Statement Concerning Registration and Provision of
Disclosure Document on page 14.

3. Does any person or entity have a 10% or greater ownership interest in this account?

    ☒Yes    ❒ No   If Yes, please complete the Schedule of Beneficial Owners at the end of this booklet (page 34).

4. Does Client own or lease an exchange membership?    ❒ Yes   ☒No

If Yes, please list exchange (this may qualify you for discounted rates):__________________________

5. Does Client solicit or accept funds from any person or entity for trading in futures contracts or options on futures contracts?  ❒ Yes  ☒No
 (client is a fund sponsored by MLAI, LLC a Registered CPO)
If Yes, please check one of the following:

[  ]   Client is a Commodity Pool Operator registered with the appropriate authority.
NFA ID #_________________________.

   [  ]    Client is exempt from registration as a Commodity Pool Operator and the exemption letter has been filed with the Commodity
Futures Trading Commission (you may be asked to provide a copy of the   letter).

If Client is an investment company registered under the Investment Company Act of 1940, please complete the Investment Company Acknowledgment on Page 15.

6. Please indicate by checking the appropriate box(es) below if you are one of the following entities.

MERRILL LYNCH
Rev. 2/08		Page 6

These entities are considered “eligible contract participants” under the Commodity Exchange Act and are permitted to engage in certain activities available to such institutional clients:

❒      Bank
❒      Registered Broker/Dealer or Futures Commission Merchant
❒      Regulated Insurance Company
❒      Regulated Investment Company
☒     Commodity Pool with assets exceeding $5,000,000 operated by a registered Commodity Pool Operator
❒      Other entity with assets exceeding $10,000,000
❒      Other entity with assets exceeding $5,000,000 AND client is a hedge account
❒      A governmental entity which owns and invests assets greater than $25,000,000
❒      Employee Benefit Plan with total assets exceeding $5,000,000 AND client is a hedge account
❒      A floor broker or floor trader registered with the NFA and holding the exchange membership and when trading in those OTC products approved for trading by the CFTC.
❒      A natural person with total assets exceeding $10,000,000. (Requires Compliance approval.)
❒      None of the above.

 7.Electronic Delivery of Statements

The CFTC permits a client to receive daily and monthly statements for its Futures Accounts by fax or electronic mail in lieu of ordinary mail, subject to obtaining customer consent.  Should you wish to receive electronic daily and monthly statements, you should be aware of the following:  (a) your consent will be effective upon receipt by Merrill Lynch, (b) you may revoke your consent at any time by written notice to Merrill Lynch, and (c) you will not be charged any fee for such electronic delivery.  To indicate your consent to receive electronic statements in lieu of ordinary mail, please initial the appropriate box and complete the information below:

☒	Client hereby consents to electronic delivery of statements by the following method:

Daily statements	Facsimile number:

OR

	Email address:	mlacctmf@ml.com

Monthly Statements	Facsimile number:

OR

	Email Address:	mlacctmf@ml.com

If you wish additional persons to receive copies of the statements, please attach a list with the name and the facsimile number or email address as applicable.

The above information in this Application is true and correct and Client agrees it will notify Merrill Lynch of any material changes to such information:

/s/ Justin Ferri	8-25-2011
Signature	Date

MERRILL LYNCH
Rev. 2/08		Page 7

Form **W-9**
(Rev. January 2005)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/ Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ▶ .... ☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.) | Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. *If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.*

Social security number

or

Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here **Signature of U.S. person ▶** **Date ▶**

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

Note. *If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.*

For federal tax purposes you are considered a person if you are:

- An individual who is a citizen or resident of the United States,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or
- Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

Cat. No. 10231X Form **W-9** (Rev. 1-2005)

MERRILL LYNCH
Rev. 2/08		Page 8

Form **W-8BEN**
(Rev. February 2006)
Department of the Treasury
Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for: **Instead, use Form:**

- A U.S. citizen or other U.S. person, including a resident alien individual W-9
- A person claiming that income is effectively connected with the conduct of a trade or business in the United States W-8ECI
- A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions) . . . . . W-8ECI or W-8IMY
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions) . . . . . W-8ECI or W-8EXP

Note: *These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.*

- A person acting as an intermediary W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of beneficial owner: ☐ Individual ☐ Corporation ☐ Disregarded entity ☐ Partnership ☐ Simple trust ☐ Grantor trust ☐ Complex trust ☐ Estate ☐ Government ☐ International organization ☐ Central bank of issue ☐ Tax-exempt organization ☐ Private foundation

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Claim of Tax Treaty Benefits (if applicable)

9 **I certify that (check all that apply):**

a ☐ The beneficial owner is a resident of .... within the meaning of the income tax treaty between the United States and that country.

b ☐ If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).

c ☐ The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

d ☐ The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

e ☐ The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article .... of the treaty identified on line 9a above to claim a .... % rate of withholding on (specify type of income): ....
Explain the reasons the beneficial owner meets the terms of the treaty article: ....
....

Part III Notional Principal Contracts

11 ☐ I have provided or will provide a statement that identifies those notional principal contracts from which the income is **not** effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

2 The beneficial owner is not a U.S. person,

3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner's share of a partnership's effectively connected income, and

4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here ► .... Signature of beneficial owner (or individual authorized to sign for beneficial owner) .... Date (MM-DD-YYYY) .... Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form **W-8BEN** (Rev. 2-2006)

MERRILL LYNCH
Rev. 2/08		Page 9

Form **W-8IMY**
(Rev. February 2006)
Department of the Treasury
Internal Revenue Service

Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding

▶ Section references are to the Internal Revenue Code. ▶ See separate instructions.
▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	**Instead, use Form:**
• A beneficial owner solely claiming foreign status or treaty benefits	W-8BEN
• A hybrid entity claiming treaty benefits on its own behalf	W-8BEN
• A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A disregarded entity. Instead, the single foreign owner should use	W-8BEN or W-8ECI
• A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b)	W-8EXP

Part I Identification of Entity

1 Name of individual or organization that is acting as intermediary

2 Country of incorporation or organization

3 Type of entity—check the appropriate box:

☐ Qualified intermediary. Complete Part II.
☐ Nonqualified intermediary. Complete Part III.
☐ U.S. branch. Complete Part IV.
☐ Withholding foreign partnership. Complete Part V.
☐ Withholding foreign trust. Complete Part V.
☐ Nonwithholding foreign partnership. Complete Part VI.
☐ Nonwithholding foreign simple trust. Complete Part VI.
☐ Nonwithholding foreign grantor trust. Complete Part VI.

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number (if required, see instructions) ▶
☐ SSN or ITIN ☐ EIN ☐ QI-EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Qualified Intermediary

9a ☐ (All qualified intermediaries check here) I certify that the entity identified in Part I:

- Is a qualified intermediary and is not acting for its own account with respect to the account(s) identified on line 8 or in a withholding statement associated with this form **and**
- Has provided or will provide a withholding statement, as required.

b ☐ (If applicable) I certify that the entity identified in Part I has assumed primary withholding responsibility under Chapter 3 of the Code with respect to the account(s) identified on this line 9b or in a withholding statement associated with this form ▶ ....

c ☐ (If applicable) I certify that the entity identified in Part I has assumed primary Form 1099 reporting and backup withholding responsibility as authorized in its withholding agreement with the IRS with respect to the account(s) identified on this line 9c or in a withholding statement associated with this form ▶ ....

Part III Nonqualified Intermediary

10a ☐ (All nonqualified intermediaries check here) I certify that the entity identified in Part I is not a qualified intermediary and is not acting for its own account.

b ☐ (If applicable) I certify that the entity identified in Part I is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25402Q Form **W-8IMY** (Rev. 2-2006)

MERRILL LYNCH
Rev. 2/08		Page 10

Form W-8IMY (Rev. 2-2006) Page 2

Part IV Certain United States Branches

Note: *You may use this Part if the entity identified in Part I is a U.S. branch of a foreign bank or insurance company and is subject to certain regulatory requirements (see instructions).*

11 ☐ I certify that the entity identified in Part I is a U.S. branch and that the payments are not effectively connected with the conduct of a trade or business in the United States.

Check box 12 or box 13, whichever applies:

12 ☐ I certify that the entity identified in Part I is using this form as evidence of its agreement with the withholding agent to be treated as a U.S. person with respect to any payments associated with this certificate.

13 ☐ I certify that the entity identified in Part I:

- Is using this form to transmit withholding certificates or other documentary evidence for the persons for whom the branch receives a payment **and**
- Has provided or will provide a withholding statement, as required.

Part V Withholding Foreign Partnership or Withholding Foreign Trust

14 ☐ I certify that the entity identified in Part I:

- Is a withholding foreign partnership or a withhholding foreign trust **and**
- Has provided or will provide a withholding statement, as required.

Part VI Nonwithholding Foreign Partnership, Simple Trust, or Grantor Trust

15 ☐ I certify that the entity identified in Part I:

- Is a nonwithholding foreign partnership, a nonwithholding foreign simple trust, or a nonwithholding foreign grantor trust and that the payments to which this certificate relates are not effectively connected, or are not treated as effectively connected, with the conduct of a trade or business in the United States **and**
- Is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.

Part VII Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income for which I am providing this form or any withholding agent that can disburse or make payments of the income for which I am providing this form.

Sign Here ▶ ....

Signature of authorized official   Date (MM-DD-YYYY)

Form **W-8IMY** (Rev. 2-2006)

MERRILL LYNCH
Rev. 2/08		Page 11

Authorization to Take Other Side of Transaction – For Clients trading at the New York Board of Trade

By signing the space below, Client authorizes Merrill Lynch, its directors, officers, employees or agents, without prior notice to Client, to take the other side of Client’s transactions by the purchase or sale for an account in which Merrill Lynch or any person affiliated with Merrill Lynch has a direct or indirect interest, subject to the limitations and conditions, if any, contained in the rules or regulations of any board of trade upon which buy or sell orders are executed, and subject to the limitations and conditions, if any, contained in Applicable Law.

Client Name:    Highbridge Commodities FuturesAccess Master Fund Ltd. _______

Signature:                      /s/ Justin Ferri

MERRILL LYNCH
Rev. 2/08		Page 12

Arbitration Agreement
You may voluntarily agree to submit your disputes with Merrill Lynch to arbitration. If you sign this Arbitration Agreement, you will have agreed to submit all future disputes with Merrill Lynch, its employees, agents and assignees to arbitration if such disputes arise out of or relate to your account.

If you sign this Arbitration Agreement and a dispute arises you will have a choice of at least two qualified arbitration forums. You will be provided with a list of such forums when you notify Merrill Lynch that you intend to submit a dispute to arbitration or when Merrill Lynch notifies you that Merrill Lynch intends to submit a dispute to arbitration.

If a dispute is submitted to arbitration, your will have the right to have the dispute heard by a mixed panel. A mixed panel is composed of one or more arbitrators where the single arbitrator or a majority of the arbitrators are not associated with any contract market, the members of any contract market, or the employees of members of any contract market. If the dispute is heard by a registered futures association, a mixed panel will be composed of a majority of arbitrators who are not associated with the registered futures association, its members or the employees of its members. If you choose to have a dispute heard by a mixed panel, Merrill Lynch will pay any incremental fees which may be assessed by the arbitration forum for providing a mixed panel, except that you may be required to pay such fees if the arbitrators in the proceeding decide that you acted in bad faith initiating or conducting the proceeding.

Three forums exist for the resolution of commodity disputes: Civil court litigation; reparations at the Commodity Futures Trading Commission (CFTC); and arbitration conducted by a self-regulatory or other private organization.

The CFTC recognizes that the opportunity to settle disputes by arbitration may in some cases provide many benefits to clients, including the ability to obtain an expeditious and final resolution of disputes without incurring substantial costs. The CFTC requires, however, that each client individually examine the relative merits of arbitration and that your consent to the arbitration agreement be voluntary.

By signing this agreement, you: (1) may be waiving your right to sue in a court of law; and (2) are agreeing to be bound by arbitration of any claims or counterclaims which you or Merrill Lynch may submit to arbitration under this agreement. You are not, however, waiving your right to elect instead to petition the CFTC to institute reparations proceedings under Section 14 of the Commodity Exchange Act with respect to any dispute which may be arbitrated pursuant to this Agreement. In the event a dispute arises, you will be notified if Merrill Lynch intends to submit the dispute to arbitration. If you believe a violation of the Commodity Exchange Act is involved and if you prefer to request a Section 14 “Reparations” proceeding before the CFTC, you have 45 days from the date of such notice in which to make that election.

You need not sign this Agreement to open an account with Merrill Lynch. See 17 CFR 166.5.

Signature	Date

Pring Name and Title

MERRILL LYNCH
Rev. 2/08		Page 13

Discretionary Trading Authorization / Limited Power of Attorney Agreement

POWER OF ATTORNEY/TRADING AUTHORIZATION

To:	Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (collectively referred to herein as “Merrill Lynch”)

The undersigned client (“Client”) hereby appoints ____________________________________ (“Advisor”) as Client’s agent and attorney-in-fact to give instructions on behalf of the Client for transactions in Client’s Account, and specifically: (i) to give written or oral instructions, by mail, telephone, facsimile, any electronic medium (including through any electronic trading platform or through any electronic messaging system) or otherwise to Merrill Lynch to buy or sell (including short sales) stocks, bonds, options and/or other securities, commodities and commodity futures and options on futures, whether for immediate or future delivery or for the purposes of engaging in any foreign exchange transactions (including, without limitation, any spot, forward and/or option contracts), security futures products, and any similar instruments which may be purchased or sold by or through Merrill Lynch; (ii) to borrow money in the name of the Client from or through Merrill Lynch and to secure payment, therefore with property of Client, including, but not limited to, stocks, bonds, options, and/or other securities; (iii) to post cash, securities and/or any other property of the Client to Merrill Lynch as collateral to secure any obligation of Client under any transaction in the Account and (iv) to instruct the transfer of funds, including, but not limited to, the entire Account, by wire, check or otherwise from the any futures Account of Client held by Merrill Lynch to any other of Client’s accounts held by Merrill Lynch and to instruct the deposit of funds into Client’s futures Account.

In all such purchases, sales or trades Merrill Lynch is authorized to follow the instructions of the Advisor in every respect concerning Client’s Account with Merrill Lynch.  Client hereby Indemnifies and holds harmless Merrill Lynch from any and all losses, claims, suits and demands arising out of or relating to any action taken by Advisor with respect to Client’s Account.

Advisor hereby ratifies and confirms that any and all transactions with Merrill Lynch heretofore or hereafter made by it for Client’s account has been duly authorized.

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which Merrill Lynch may have under any other agreement or agreements between Client and Merrill Lynch and Merrill Lynch’s affiliates.

This power of attorney and authorization shall continue in full force and Merrill Lynch and Merrill Lynch’s successors and assigns shall be relying thereon, until Merrill Lynch shall receive written notice or revocation thereof, signed by Client or Advisor and such revocation or termination shall in no way affect the validity of this power and Client’s liability under the indemnity herein contained, with reference to any transaction initiated by Advisor, prior to the actual receipt by Merrill Lynch of notice of such revocation or termination, as above provided.

Name of Investment Manager	Name of Client

Signature	Signature

Print Name	Print Name

Date	Date

MERRILL LYNCH
Rev. 2/08		Page 14

Advisor’s Statement Concerning Registration
and Provision of Disclosure Document

To Merrill Lynch:

The undersigned advisor (“Advisor”) has been appointed as Agent of Client by the Discretionary Trading Authorization/Limited Power of Attorney or an investment advisory agreement.    Advisor hereby represents and warrants to Merrill Lynch as follows: [Please check appropriate box]

❒
Advisor is not required to register as a commodity trading advisor (“CTA”) because Advisor has provided advice to 15 or fewer persons during the past 12 months and does not hold itself out generally to the public as a CTA.

☒
Advisor is registered as a CTA but is not required to provide a full disclosure document pursuant to CFTC Regulation 4.7 pertaining to commodity trading advisors whose clients are limited to qualified eligible persons.

❒	Advisor is exempt from registration as a commodity trading advisor pursuant to Section 4.14(a)(8) of the CFTC Regulations.

❒
Advisor is registered as a commodity trading advisor and has provided the appropriate disclosure document to client pursuant to Regulation 4.31.  A copy of such disclosure statement or an acknowledgement of receipt of such statement by client  is attached.

❒	Other: _________________________________________________________________________________

_________________________________________________________________________________

Advisor further represents that if Advisor is qualified to, and engages in, post-execution allocation under CFTC Regulation 1.35, Advisor has all requisite authority from its customers to allocate in such a manner.

Name of Advisor: __Highbridge Capital Management, LLC

________________________________________________________________

By:	/s/ Jim Glynn	9/22/11
	Signature	Date

	Jim Glynn	Chief Financial Officer
	Prnt Name	Title

	40 West 57th Street, 32nd Floor New York, NY 10019	212-287-4900
	Address	Telephone

20-1901985
Advisor's Tax I.D.

MERRILL LYNCH
Rev. 2/08		Page 15

Investment Company Acknowledgement

The following applies if Client is registered under the Investment Company Act of 1940 as a Mutual Fund or Investment Trust and Client wishes to deposit margin funds directly with Merrill Lynch:

a)
Merrill Lynch shall comply with the segregation requirements of section 4d(2) of the Commodity Exchange Act [7 U.S.C. 6d(2)] and the rules thereunder [17 C.F.R. Chapter I] or, if applicable, the secured amount requirements of rule 30.7 under the Commodity Exchange Act [17 C.F.R. 30.7];

b)
Merrill Lynch, as appropriate to Client’s transactions and in accordance with the Commodity Exchange Act [7 U.S.C. 1 through 25] and the rules and regulations thereunder (including 17 C.F.R. Part 30), may place and maintain Client’s assets to effect Client’s transactions with another Futures Commission Merchant, a Clearing Organization, a U.S. or Foreign Bank, or a member of a foreign board of trade, and shall obtain an acknowledgement, as required under rules 1.20(a) or 30.7(c) under the Commodity Exchange Act [17 C.F.R. 1.20(a) or 30.7(c)], as applicable, that such assets are held on behalf of Merrill Lynch’s clients in accordance with the provisions of the Commodity Exchange Act; and

c)
Merrill Lynch shall promptly furnish copies of or extracts from Merrill Lynch’s records or such other information pertaining to Client’s assets as the Securities and Exchange Commission through its employees or agents may request.

d)
Merrill Lynch agrees to return to Client any excess variation margin in Client’s Account when such excess variation margin is above a de minimis amount. Such excess variation margin shall be returned on the next business day following Merrill Lynch’s receipt of the amount from the clearing organization or counterparty.

If Client is registered under the Investment Company Act of 1940 as a Mutual Fund or Investment Trust and will be depositing margin funds directly with Merrill Lynch, kindly acknowledge Client’s receipt of, and agreement with, this notice by having an authorized representative of Client (and Advisor, if applicable) sign in the space below.

Acknowledged and Accepted:

Client: _________________________________________________________________________

By:	/s/ Justin Ferri	8-25-2011
	Signature	Date

	Justin Ferri	Director
	Prnt Name	Title

Advisor (if applicable)  _____________________________________________________________

By:
	Signature	Date

	Prnt Name	Title

MERRILL LYNCH
Rev. 2/08		Page 16

Electronic Access Terms

You have requested that Merrill Lynch Pierce Fenner & Smith Incorporated (“Merrill Lynch”) allow you, your employees, or advisors to route orders electronically through a third party vendor or through an exchange issued terminal directly to exchange systems, transmittal lines, floors or unaffiliated brokers, as applicable, (“Electronic Trading Access”) under Merrill Lynch’s name and/or clearing number in connection with your trading in exchange-traded futures and options under the Institutional Futures Client Account Agreement, Uniform Brokerage Services “Give Up” Agreement or other governing client documentation (the “Client Agreement”) entered into between us. These supplementary terms and conditions (the “Electronic Terms”) shall apply with respect to such electronic access.

Subject to your acknowledgement of these Electronic Terms, and in consideration for permitting such Electronic Trading Access, Merrill Lynch will agree to clear trades entered via Electronic Trading Access through a vendor or an exchange terminal which is not affiliated with Merrill Lynch (each a “Vendor”) to one or more exchanges as pre-approved by Merrill Lynch (each a “Relevant Exchange”). You understand and agree that Merrill Lynch is not responsible for the Vendor or its systems (“Vendor System”) and you will hold Merrill Lynch harmless from any claims, losses or debits arising from your use of the Vendor System.

Specifically, you understand and agree that Merrill Lynch is not responsible for any defect, delay, outage or failure of network, communication or computer systems or equipment owned or operated by Vendor and/or any defect in or failure of the Vendor System to link to any Relevant Exchange.

While Merrill Lynch does not control the Vendor System, Merrill Lynch will use commercially reasonable efforts to notify you of any outages, connectivity or equipment failures. Further, Merrill Lynch will assist you to the best of its ability in resolving errors, delays, outages and other issues you may have with Vendor.

Merrill Lynch is only required to clear or settle trades entered by you, your employees or your designated advisor and has no obligation to clear or settle any trades where you have provided the Vendor System to any other third party without Merrill Lynch’s prior written consent.

You will only use Electronic Trading Access to enter trades within the scope of your Client Agreement and in accordance with the rules, regulations, practices, procedures and customs of the Relevant Exchanges and relevant regulatory authorities and all other applicable laws as in force from time to time (“Applicable Rules”). You will be fully responsible for all fines and/or sanctions incurred by Merrill Lynch as a result of your use of the Vendor System.

Merrill Lynch will notify you if we intend to charge any additional fees for the Electronic Trading Access and such fees will either be mutually agreed upon under the terms of the Client Agreement or you may cancel your Electronic Trading Access.

You accept responsibility for ensuring that all orders are accurate and you acknowledge that you will be responsible for settling such trades in accordance with the terms of your Client Agreement and are bound by the content of all such orders as they appear in the clearing systems of the Relevant Exchanges.  In particular (but without limitation) you will be bound by such orders notwithstanding any typographical or keystroke errors made when such instructions are entered and any corruption or distortion of your orders which may occur when such orders are transmitted through the Vendor System to us or to a Relevant Exchange. Any dispute regarding the execution of such orders, where Merrill Lynch did not execute the order, should be addressed with Vendor or the executing broker/Exchange system help desk.

MERRILL LYNCH
Rev. 2/08		Page 17

You acknowledge that we have the right, and in many cases are required by Applicable Rules, to set limits and/or parameters or other controls which we consider appropriate to control your ability to use Electronic Trading Access by using a pre-programmed filter or by any other means. Such limits, parameters or other controls may include limits, parameters or controls which we may be required to implement in accordance with Applicable Rules or which we determine should be imposed for our protection. You agree that you shall not take any action to change, alter or modify such limits, parameters or controls. Further, you understand that we have the right to notify either Vendor or the Relevant Exchange of any termination of your access under these Electronic Terms and we will provide you notice of such termination.

In the event these Electronic Terms are executed on your behalf by an advisor (“Advisor”) Advisor hereby represents and warrants that Advisor is expressly authorized by the client to enter into this Agreement on client’s behalf, and that this authorization will remain effective unless client or Advisor provides notice to Merrill Lynch.

These Electronic Terms supplement, and form a single agreement with, the Client Agreement.

Please indicate your understanding and agreement of these terms by signing below.

Highbridge Commodities FuturesAccess Master Fund Ltd.

 __________________________________________________________________________________
(Client Name — if Advisor is not authorized to sign on the Client’s behalf, Client must sign)

By:	/s/ Justin Ferri	8-25-2011
	Signature	Date

	Justin Ferri	Director
	Prnt Name	Title

_____________________________________________________________________________________
(Name of Advisor, on its own behalf, and unless Client has signed above, as Client’s authorized agent)

By:
	Signature	Date

	Prnt Name	Title

MERRILL LYNCH
Rev. 2/08		Page 18

Corporate Resolution

The Undersigned, Secretary of  ____________________________________________________,  a corporation duly organized and validly existing under the laws of ________________________, hereby certifies to Merrill Lynch that at a meeting of the Board of Directors of this Corporation, duly held on the _____________ day of______________________,  20____ at which a quorum was present and acting throughout, the following Resolutions were duly adopted and are still in full force and effect without amendment or modification:

RESOLVED:(a)   That the specific officers designated in section (b) are hereby authorized for and on behalf of this Corporation to establish and maintain one or more accounts with Merrill Lynch for the purpose of purchasing, investing in, or otherwise acquiring, selling (including short sales), possessing, transferring, exchanging, pledging of or realizing upon, and generally dealing in and with any and all forms of commodities, derivatives and commodity futures and options on futures, specifically including, but not limited to, United States Treasury securities, foreign currencies, precious metals, securities in cash, forward and futures transactions.

Such officers have been duly elected or appointed and are hereby empowered to authorize persons to act on behalf of this Corporation in the trading of the hereinabove described instruments to the full extent authorized above and to execute any and all contracts, agreements, acknowledgments, documents and instruments and take all such actions as may be necessary or appropriate in order to give full effect to this Resolution.

 (b)    Merrill Lynch may deal with any and all of the officers listed below with their stated titles as though they were dealing with this Corporation directly.

Name:

Title:

Name:

Title:

 (If additional space is required, attach a separate sheet)

 (c) Merrill Lynch may conclusively rely upon any certification given in accordance with these resolutions until it receives written notice of a change in any of the information recited therein.

I certify that each of the above officers have been duly elected or appointed and that each officer is now legally holding the office set opposite his/her name. Further, in the event of any change in the office or powers of persons hereby authorized, I shall promptly certify such change in writing to Merrill Lynch. Such notification, when received, shall be adequate both to terminate and substitute authorization of the officers so listed.  I certify that the foregoing resolution is authorized by the Charter and By-Laws of this Corporation, that no limitation has been otherwise imposed upon such authority, and that I have been duly authorized to make this certification on behalf of this Corporation.

Secretary:

Print Name:

Date::

MERRILL LYNCH
Rev. 2/08		Page 19

Incumbency Certificate

The undersigned hereby certifies that:

1.	The undersigned is the duly elected and acting Secretary/Assistant Secretary of____________ _______________________________________________(“Company”), a ________________________ corporation.

2.
The persons whose names appear below each were duly elected to the office of Company set forth opposite each such person’s name prior to the date hereof, each has been duly qualified and has acted in the official capacity as such officer of Company at all times since the date of such person’s election, and any one such person may act on behalf of Company with respect to all matters relating to the conduct of the commodity futures business of Company with Merrill Lynch Pierce Fenner & Smith Incorporated, including, but not limited to, the execution of all agreements related thereto:

NAME	OFFICE

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the _________ day of _____________________, 20_____.

__________________________________________________
Secretary/Assistant Secretary

__________________________________________________
Print Name

MERRILL LYNCH
Rev. 2/08		Page 20

ACKNOWLEDGMENT BY CLIENT OF ROLE OF INTRODUCING BROKER

If the account of the undersigned (“Client” or “you”) is introduced to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) by another broker and Merrill Lynch is carrying it on its books on a “fully disclosed basis”, Client understands that Client is a customer of the Introducing Broker firm (“IB”) and that IB is setting commission rates and receiving a portion of all such commissions..  Client understands that Merrill Lynch has been engaged by IB to perform certain bookkeeping and operational functions with regard to Client’s account.  This means that Merrill Lynch is responsible only for executing orders (when such orders are directed to Merrill Lynch) and confirming transactions effected for Client’s account, segregating funds in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission, and margining the Client’s account as well as transmitting reports of all transactions to the Client.

Introducing Broker is not an agent or affiliate of Merrill Lynch.  Client understands and agrees that Merrill Lynch is not responsible for any of the acts or omissions of, or advice given to Client by, IB.  The individual account representative at IB and IB are responsible for managing Client’s account, monitoring margin limits and account risk, and supervising their employees’ sales practices with respect to Client.

CLIENT AGREES TO INDEMNIFY AND HOLD MERRILL LYNCH HARMLESS FROM ALL DAMAGES, CLAIMS, COSTS, LIABILITIES AND/OR EXPENSES (INCLUDING ATTORNEYS’ FEES) ARISING WITH RESPECT TO YOUR ACCOUNT FROM THE CONDUCT OF INTRODUCING BROKER OR ANY OF ITS EMPLOYEES OR AGENTS.

Client agrees that the Introducing Broker shall be a third party beneficiary of Paragraphs 7,11,12, 17, 18 and 19 of the Institutional Client Account Agreement between Client and Merrill Lynch and shall be entitled to act upon and enforce any provisions of said paragraphs and receive any benefit therefrom.

Name of Introducing Brokerage Firm:   ______________________________________

Understood and Agreed:

Signature of Client	Date

Prnt Nameand Title

MERRILL LYNCH
Rev. 2/08		Page 21

Notice Regarding Average Price System ("APS")

You should be aware that certain US and non-US exchanges, including the CME and CBOT, may now or in the future allow a futures commission merchant (“FCM”) such as Merrill Lynch to confirm trades executed on such exchanges to some or all of their customers on an average price basis regardless of whether the exchanges have average price systems of their own.  Average prices that are not calculated by an exchange system will be calculated by your FCM.  In either case, trades that are confirmed to you at average prices will be designated as such on your daily and monthly statements.

APS enables a clearing firm to confirm to customers an average price when multiple execution prices are received on an order or series of orders for the same accounts.  For example, if an order transmitted by an account manager on behalf of several customers is executed at more than one price, those prices may be averaged and the average may be confirmed to each customer.  Customers may choose whether to use APS, and may request that APS be used for discretionary or non-discretionary accounts.

An order subject to APS must be for the same commodity.  An APS order may be used for futures, options or combination transactions.  An APS order for futures must be for the same commodity and month, and for options, it must be for the same commodity, month, put/call and strike.

An APS indicator will appear on the confirmation and monthly statement for a customer whose positions have been confirmed at an average price.  This indicator will notify the customer that the confirmed price represents an average price or rounded average price.

The average price is not the actual execution price.  APS will calculate the same price for all customers that participate in the order.

APS may be used when a series of orders are entered for a group of accounts.  For example, a bunched APS order (an order that represents more than one customer account) executed at 10:00 a.m. could be averaged with a bunched APS order executed at 12:00 p.m. provided that each of the bunched orders is for the same accounts.  In addition, market orders and limit orders may be averaged, as may limit orders at different prices, provided that each order is for the same accounts.

The following scenario exemplifies what occurs if an APS order is only partially executed.  At 10:00 a.m. an APS order to buy 100 Dec S & P 500 futures contracts is transmitted at a limit price of 376.00; 50 are executed at 376.00, and the balance is not filled.  At 12:00 p.m. an APS order to buy 100 Dec S & P 500 futures contracts is transmitted at a limit price of 375.00; 50 are executed at 375.00, and the balance is not filled.  Both orders are part of a series for the same group of accounts.  In this example, the two prices will be averaged.  If the order was placed for more than one account, the account controller must rely on pre-existing allocation procedures to determine the proportions in which each account will share in the partial fill.

Upon receipt of an execution at multiple prices for an order with an APS indicator, an average will be computed by multiplying the execution prices by the quantities at those prices divided by the total quantities.  An average price for a series of orders will be computed based on the average prices of each order in that series.  The actual average price or the average price rounded to the next price increment may be confirmed to customers.  If a clearing member confirms the rounded average price, the clearing member must round the average price up to the next price increment for a sell order.  The rounding process will create a cash residual of the difference between the actual average price and the rounded average price that must be paid to the customer.

APS may produce prices that do not conform to whole cent increments.  In such cases, any amounts less than one cent may be retained by the clearing member.  For example, if the total residual to be paid to a customer on a rounded average price for 10 contracts is $83.333333, the clearing member may pay $83.33 to the customer.   If you would like more information on APS orders, please contact account representative.

MERRILL LYNCH
Rev. 2/08		Page 22

Electronic Trading and Order Routing Systems Disclosure Statement

Electronic trading and order routing systems differ from traditional open outcry pit trading and manual order routing methods. Transactions using an electronic system are subject to the rules and regulations of the exchange(s) offering the system and/or listing the contract. Before you engage in transactions using an electronic system, you should carefully review the rules and regulations of the exchange(s) offering the system and/or listing contracts you intend to trade.

Differences Among Electronic Trading Systems
Trading or routing orders through electronic systems varies widely among the different electronic systems.  You should consult the rules and regulations of the exchange offering the electronic system and/or listing the contract traded or order routed to understand, among other things, in the case of trading systems, the system’s order matching procedure, opening and closing procedures and prices, error trade policies, and trading limitations or requirements; and in the case of all systems, qualifications for access and grounds for termination and limitations on the types of orders that may be entered into the system. Each of these matters may present different risk factors with respect to trading on or using a particular system. Each system may also present risks related to system access, varying response times, and security.  In the case of Internet-based systems, there may be additional types of risks related to system access, varying response times and security, as well as risks related to service providers and the receipt and monitoring of electronic mail.

Risks Associated with System Failure
Trading through an electronic trading or order routing system exposes you to risks associated with system or component failure. In the event of system or component failure, it is possible that, for a certain time period, you may not be able to enter new orders, execute existing orders, or modify or cancel orders that were previously entered. System or component failure may also result in loss of orders or order priority.

Simultaneous Open Outcry and Electronic Pit Trading
Some contracts offered on an electronic trading system may be traded electronically and through open outcry during the same trading hours. You should review the rules and regulations of the exchange offering the system and/or listing the contract to determine how orders that do not designate a particular process will be executed.

Limitation of Liability
Exchanges offering an electronic trading or order routing system and/or listing the contract may have adopted rules to limit their liability, the liability of FCMs, and software and communication system vendors and the amount of damages you may collect for system failure and delays. These limitations of liability provisions vary among the exchanges. You should consult the rules and regulations of the relevant exchange(s) in order to understand these liability limitations.

*Each exchange’s relevant rules are available upon request from the industry professional with whom you have an account. Some exchange’s relevant rules also are available on the exchange’s Internet home page.

Uniform Notification Regarding Access to Exchange Market Data

As a market user you may obtain access to exchange Market Data available through an electronic trading system, software or device that is provided or made available to you by a broker or an affiliate of such.  Market Data may include, but is not limited to, “real time” or delayed market prices, opening and closing prices and ranges, high-low prices, settlement prices, estimated and actual volume information, bids or offers and the applicable sizes and numbers of such bids or offers.

You are hereby notified that Market Data constitutes valuable confidential information that is the exclusive proprietary property of the applicable exchange, and is not within the public domain. Such Market Data may only be used for your firm’s internal use. You may not, without the authorization of the applicable exchange, redistribute, sell, license, retransmit or otherwise provide Market Data, internally or externally and in any format by electronic or other means, including, but not limited to the Internet.

MERRILL LYNCH
Rev. 2/08		Page 23

You must provide upon request of the broker through which your firm has obtained access to Market Data, or the applicable exchange, information demonstrating your firm’s use of the Market Data in accordance with this Notification. Each applicable exchange reserves the right to terminate a market user’s access to Market Data for any reason. You also agree that you will cooperate with an exchange and permit an exchange reasonable access to your premises should an exchange wish to conduct an audit or review connected to the distribution of Market Data.

NEITHER THE EXCHANGE NOR THE BROKER, NOR THEIR RESPECTIVE MEMBERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, GUARANTEE THE TIMELINESS, SEQUENCE, ACCURACY OR COMPLETENESS OF THE DESIGNATED MARKET DATA, MARKET INFORMATION OR OTHER INFORMATION FURNISHED NOR THAT THE MARKET DATA HAVE BEEN VERIFIED.  YOU AGREE THAT THE MARKET DATA AND OTHER INFORMATION PROVIDED IS FOR INFORMATION PURPOSES ONLY AND IS NOT INTENDED AS AN OFFER OR SOLICITATION WITH RESPECT TO THE PURCHASE OR SALE OF ANY SECURITY OR COMMODITY.

NEITHER THE EXCHANGE NOR THE BROKER NOR THEIR RESPECTIVE MEMBERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, SHALL BE LIABLE TO YOU OR TO ANY OTHER PERSON, FIRM OR CORPORATION WHATSOEVER FOR ANY LOSSES, DAMAGES, CLAIMS, PENALTIES, COSTS OR EXPENSES (INCLUDING LOST PROFITS) ARISING OUT OF OR RELATING TO THE MARKET DATA IN ANY WAY, INCLUDING BUT NOT LIMITED TO ANY DELAY, INACCURACIES, ERRORS OR OMISSIONS IN THE MARKET DATA OR IN THE TRANSMISSION THEREOF OR FOR NONPERFORMANCE, DISCONTINUANCE, TERMINATION OR INTERRUPTION OF SERVICE OR FOR ANY DAMAGES ARISING THEREFROM OR OCCASIONED THEREBY, DUE TO ANY CAUSE WHATSOEVER, WHETHER OR NOT RESULTING FROM NEGLIGENCE ON THEIR PART.  IF THE FOREGOING DISCLAIMER AND WAIVER OF LIABILITY SHOULD BE DEEMED INVALID OR INEFFECTIVE, NEITHER THE EXCHANGE NOR THE BROKER, NOR THEIR RESPECTIVE SHAREHOLDERS, MEMBERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS SHALL BE LIABLE IN ANY EVENT, INCLUDING THEIR OWN NEGLIGENCE, BEYOND THE ACTUAL AMOUNT OF LOSS OR DAMAGE, OR THE AMOUNT OF THE MONTHLY FEE PAID BY YOU TO BROKER, WHICHEVER IS LESS.  YOU AGREE THAT NEITHER THE EXCHANGE NOR THE BROKER NOR THEIR RESPECTIVE SHAREHOLDERS, MEMBERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, SHALL BE LIABLE TO YOU OR TO ANY OTHER PERSON, FIRM OR CORPORATION WHATSOEVER FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS, COSTS OF DELAY, OR COSTS OF LOST OR DAMAGED DATA.

Disclosure Statement on Futures Exchange Ownership Interests
and Incentive Programs

You should  be aware that your Futures Commission Merchant (“FCM”) or one or more of its affiliates may own stock of, or has some other form of ownership interest in, one or more  U.S. or foreign exchanges and clearing houses that you may trade on or that may clear your trades.  As a result, you should be aware that your FCM or its affiliate might receive financial benefits related to its ownership interest when trades are executed on such an exchange or cleared at such a clearing house.

In addition, futures exchanges from time to time have in place other arrangements that  may provide members with volume or market making discounts or credits,  may call for participating members to pre-pay fees based on volume thresholds or may provide other incentive or arrangements that are intended to encourage market participants to trade on or direct trades to that exchange.  Your FCM, or one or more of its affiliates, may participate in and obtain financial benefits from such an incentive program.

You should contact your FCM directly if you would like to know whether it has an ownership interest in a particular exchange or clearing house, or whether it participates in any incentive program on a particular

MERRILL LYNCH
Rev. 2/08		Page 24

exchange or clearing house.  You may also contact any particular futures exchange directly to ask if it has any such incentive program for member firms.

Disclosure on Payment for Order Flow

When firms provide execution services to customers, either in conjunction with clearing services or in an execution only capacity, they may, in some circumstances, direct orders to unaffiliated market makers, other executing firms, individual floor brokers or floor brokerage groups for execution. When such unaffiliated parties are used, they may, where permitted, agree to price concessions, volume discounts or refunds, rebates or similar payments in return for receiving such business. Likewise, on occasion, in connection with exchanges that permit pre-execution discussions and “off-floor” transactions such as block trading, exchanges of physicals, swaps or options for futures or equivalent transactions, a counterparty solicited to trade opposite customers of an executing firm may make payments described above and/or pay a commission to the executing firm in connection with that transaction. This could be viewed as an apparent conflict of interest. In order to determine whether transactions executed for your account are subject to the above circumstances, please contact your executing firm account representative.

Direct Order Transmittal Client Disclosure Statement

This statement applies to the ability of authorized clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) to place orders for foreign futures and options transactions directly with non-US entities (each, an “Executing Firm’’) that execute transactions on behalf of Merrill Lynch’s foreign futures and options customer omnibus accounts.

Please be aware of the following should you be permitted to place the type of orders specified above.

●
The orders you place with an Executing Firm are for Merrill Lynch’s foreign futures and options customer omnibus account maintained with a foreign clearing firm.  Consequently, Merrill Lynch may limit or otherwise condition the orders you place with the Executing Firm.

●
 You should be aware of the relationship of the Executing Firm and Merrill Lynch.  Merrill Lynch may not be responsible for the acts, omissions, or errors of the Executing Firm, or its representatives, with which you place your orders.  In addition, the Executing Firm may not be affiliated with Merrill Lynch.  If you choose to place orders directly with an Executing Firm, you may be doing so at your own risk.

●
 It is your responsibility to inquire about the applicable laws and regulations that govern the foreign exchanges on which transactions will be executed on your behalf.  Any orders placed by you for execution on that exchange will be subject to such rules and regulations, its customs and usages, as well as any local laws that may govern transactions on that exchange.  These laws, rules, regulations, customs and usages may offer different or diminished protection from those that govern transactions on US exchanges.  In particular, funds received from clients to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges.  Before you trade, you should familiarize yourself with the foreign rules which will apply to your particular transaction. United States regulatory authorities may be unable to compel the enforcement of the rules of regulatory authorities or markets in non-US jurisdictions where transactions may be effected.

●
 It is your responsibility to determine whether the Executing Firm has consented to the jurisdiction of the courts in the United States.  In general, neither the Executing Firm nor any individuals associated with the Executing Firm will be registered in any capacity with the Commodity Futures Trading Commission.  Similarly, your contacts with the Executing Firm may not be sufficient to subject the Executing Firm to the jurisdiction of courts in the United States in the absence of the Executing Firm’s consent.  Accordingly, neither the courts of the United States nor the Commission’s reparations program may be available as a forum for resolution of any disagreements you may have with the Executing Firm, and your recourse may be limited to actions outside the United States.

MERRILL LYNCH
Rev. 2/08		Page 25

●
Unless you object within five (5) days, by giving us written notice, Merrill Lynch will assume your consent to the aforementioned conditions.  Any such notice should be directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One South Wacker, Suite 300, Chicago, IL  60606, Attention: Futures New Accounts.

Foreign Trader Disclosure Statement and Special Calls for Information

In accordance with Rules 15.05 and 21.03 of the Commodity Futures Trading Commission ("CFTC"), 17 C.F.R. §§15.05 and 21.03, we are considered to be your agent for purposes of accepting delivery and service of communications from or on behalf of the CFTC regarding any commodity futures contracts or commodity option contracts which are or have been maintained in your account(s) with us. In the event that you are acting as agent or broker for any other person(s), we are also considered to be their agent, and the agent of any person(s) for whom they may be acting as agent or broker, for purposes of accepting delivery and service of such communications. Service or delivery to us of any communication issued by or on behalf of the CFTC (including any summons, complaint, order, subpoena, special call, request for information, notice, correspondence or other written document) will be considered valid and effective service or delivery upon you or any person for whom you may be acting, directly or indirectly, as agent or broker.

You should be aware that Rule 15.05 also provides that you may designate an agent other than Merrill Lynch. Any such alternative designation of agency must be evidenced by a written agency agreement which you must furnish to us and which we, in turn, must forward to the CFTC. If you wish to designate an agent other than us, please contact us in writing. You should consult 17 C.FR. § 15.05 for a more complete explanation of the foregoing.

Upon a determination by the CFTC that information concerning your account(s) with us may be relevant in enabling the CFTC to determine whether the threat of a market manipulation, corner, squeeze, or other market disorder exists, the CFTC may issue a call for specific information from us or from you. In the event that the CFTC directs a call for information to us, we must provide the information requested within the time specified by the CFTC. If the CFTC directs a call for information to you through us as your agent, we must promptly transmit the call to you, and you must provide the information requested within the time specified by the CFTC. If any call by the CFTC for information regarding your account(s) with us is not met, the CFTC has authority to restrict such account(s) to trading for liquidation only. You have the right to a hearing before the CFTC to contest any call for information concerning your account(s) with us, but your request for a hearing will not suspend the CFTC's call for information unless the CFTC modifies or withdraws the call. Please consult 17 C.F.R. §21.03 for a more complete description of the foregoing (including the type of information you may be required to provide).

Certain additional regulations may affect you. Part 17 of the CFTC Regulations, 17 C.F.R. Part 17, requires each futures commission merchant and foreign broker to submit a report to the CFTC with respect to each account carried by such futures commission merchant or foreign broker which contains a reportable futures position. (Specific reportable position levels for all futures contracts traded on U.S. exchanges are established in Rule 15.03.) In addition, Part 18 of the CFTC Regulations, 17 C.F.R. Part 18, requires all traders (including foreign traders) who own or control a reportable futures or options position and who have received a special call from the CFTC to file a Large Trader Reporting Form (Form 103) with the CFTC within one day after the special call upon such trader by the CFTC. Please consult 17 C.F.R. Parts 17 and 18 for more complete information with respect to the foregoing.

MERRILL LYNCH
Rev. 2/08		Page 26

NOTICE TO CLIENTS

POSITION LIMIT AND LARGE OPEN POSITION REPORTING REQUIREMENTS FOR OPTIONS AND FUTURES TRADED ON THE HONG KONG EXCHANGES

The Hong Kong regulatory regime imposes position limit and reportable position requirements for stock options and futures contracts traded on the Stock Exchange of Hong Kong and on the Hong Kong Futures Exchange.

These requirements are set out in the Hong Kong Securities and Futures (Contracts Limits and Reportable Positions) Rules (as amended, the “Rules”) made by the Securities and Futures Commission (“SFC”) under the Securities and Futures Ordinance. The Rules impose monitoring and reporting obligations with regard to large open positions. Where you are holding a reportable position for your client, you must disclose the identity of the client.  For the purposes of the Rules, a client is the person who is ultimately responsible for originating instructions you receive for transactions - i.e., the transaction originator.

Further guidance on the Rules and what they require is set out in the SFC’s Guidance Note on Position Limits and Large Open Position Reporting Requirements. Copies of the Rules and Guidance Note can be downloaded from the SFC’s website (www.sfc.hk).

Purpose of the Rules

The purpose of the Rules is to avoid potentially destabilizing market conditions arising from an over-concentration of futures/options positions accumulated by a single person or group of persons acting in concert, and to increase market transparency.

Some of the major requirements of the Rules and Guidance Note are summarised below. However, you should review the Rules and Guidance Note in their entirety, and consult with your legal counsel in order to ensure that you have a full understanding of your obligations in connection with trading in Hong Kong.

Please note that the Rules make you responsible for ensuring that you comply with the Rules. Section 8 of the Rules makes it a criminal offence not to comply (subject to a maximum fine of HK$100,000 and imprisonment for up to 2 years).

In 2004, the SFC investigated 6 breaches of the Rules, including a breach by a non-Hong Kong fund manager which was referred to the fund manager’s overseas regulator. It should be noted that the SFC has expressly stated that it is not sympathetic to claims by overseas persons that they are not aware of the Hong Kong restrictions, and that a failure to trade within the limits or make reports reflects badly on a firm’s internal control measures (which might itself lead to disciplinary action).

Position Limits

The Rules say that you may not hold or control futures contracts or stock options contracts in excess of the prescribed limit, unless you have obtained the prior authorisation of the Hong Kong regulators.  For example, the prescribed limit for Hang Seng Index futures and options contracts and Mini-Hang Seng Index futures and options contracts is 10,000 long or short position delta limit for all contract months combined, provided the position delta for the Mini-Hang Seng Index futures contracts or Mini-Hang Seng Index options contracts shall not at any time exceed 2,000 long or short for all contract months combined.  For many futures contracts and stock options contracts, the position limit is set at 5,000 contracts for any one contract/expiry month.

The prescribed limit for each contract traded on the Hong Kong exchanges is set out in the Rules.

MERRILL LYNCH
Rev. 2/08		Page 27

Reportable Positions

If you hold or control an open position in futures contracts or stock options contracts in excess of the specified level, the Rules require you to report that position in writing to the relevant Hong Kong exchange (i) within one day (ignoring Hong Kong public holidays and Saturdays) of first holding or controlling that position, and (ii) on each succeeding day on which you continue to hold or control that position.

The specified reporting level for each contract traded on the Hong Kong exchanges is set out in the Rules.  The report must state:

(a)	the number of contracts held or controlled in respect of the position in each relevant contract month; and

(b)
if the position is held or controlled for a client, the identity of the client, and the number of contracts held or controlled for such person in respect of the reportable position in each relevant contract month.

Scope of the Rules

You should note:

•
The prescribed limits and reportable position requirements apply to all positions held or controlled by any person, including positions in any account(s) that such person controls, whether directly or indirectly. The SFC takes the view that a person is regarded as having control of positions if, for example, the person is allowed to exercise discretion to trade or dispose of the positions independently without the day-to-day direction of the owner of the positions.  (Section 4 of the Rules and Para. 2.6 of the Guidance Note)

•
If a person holds or controls positions in accounts at more than one intermediary, the Rules require him to aggregate the positions for the purposes of applying the prescribed limits and reportable position requirements.  (Para. 6.1 of the Guidance Note)

•
The person holding or controlling a reportable position in accounts at more than one intermediary has the sole responsibility to notify the relevant exchange of the reportable position.  The person may request its intermediary to submit the notice of the reportable position.  If a firm agrees to submit the notice on his behalf, the person should provide to the firm its total positions held at other intermediaries so that the firm can submit the notice of the reportable position.  Alternatively, the person should ask all of his intermediaries to report the positions in each of the accounts separately to the exchange, even if the positions in the individual accounts do not reach the reportable level. (Paras. 4.6 and 6.2 of the Guidance Note)

•
Where you are holding a reportable position for your client, the Rules say that you must disclose the identity of the client.  The SFC’s view is that, for the purposes of the Rules, a client is the person who is ultimately responsible for originating the transaction instructions - i.e., the transaction originator.  (Para. 6.4 of the Guidance Note)

•
The Rules apply separately to the positions held by each of the underlying clients of an omnibus account, except where the omnibus account operator has discretion over the positions in which case the account operator must also aggregate these positions with his own positions. Positions held by different underlying clients should not be netted off for purposes of calculating and reporting reportable positions or determining compliance with the prescribed limits. (Para. 6.8 of the Guidance Note)

A GUIDE TO THE STRUCTURE AND MARKET TERMINOLOGY OF THE LONDON METAL EXCHANGE

INTRODUCTION AND PURPOSE

MERRILL LYNCH
Rev. 2/08		Page 28

This document is designed to provide customers of the London Metal Exchange (LME) with an overview of the structure of the LME, market terminology, and order execution. It is not a comprehensive trading guide, nor a complete guide to market terminology. Customers should always ensure that their requirements are explained in detail to the member responsible for order execution.

THE LME

Principal Nature

There are two types of contracts traded on the LME - Exchange Contracts and Client Contracts. Exchange Contracts are contracts between clearing members of the LME. Client Contracts are contracts between customers and ring dealing members (RDMs), or associate broker clearing members (ABCMs), or associate broker members (ABMs). Only RDMs, ABCMs and ABMs may issue Client Contracts. Open Position Statements issued to clients must state clearly “THIS IS AN LME REGISTERED CLIENT CONTRACT”. Contract criteria relating to LME contracts, including metal/plastic specifications, acceptable currencies, prompt dates, option strike prices for metals etc. are detailed in the LME rulebook and appropriate notices.

Exchange Contracts are traded between members, matched in the LME matching and clearing system (LMEMS) and margined by LCH.Clearnet (LCH). Client Contracts are registered at the LCH but margining arrangements are left to members to agree with their customers (subject to LME rules).

All LME contracts are between parties acting as principals. This prevents any party entering into an LME Contract as agent for someone else but does not prevent an agent effecting a contract between two parties if the resulting LME contract is between disclosed parties, each acting as a principal. It is an essential requirement of an LME Client Contract that one party must be an RDM, ABCM or ABM. A list of members is available from the LME, and on the LME website: www.lme.com. A principal relationship does not mean that members do not take on quasi-fiduciary responsibilities when they effect trades for customers. In particular, if a member undertakes to deliver a particular service, for example deal a specific number of lots 'in the Ring' (see below), then it should take care to ensure that it complies with all the terms of such a transaction.

In respect of Exchange Contracts, an LME broker buying metal or plastic under an Exchange Contract from another LME broker cannot do so as agent for his customer. Where an LME broker buys metal or plastic under an Exchange Contract with a view to selling that metal or plastic to his customer, this is achieved by entering into a back-to-back Client Contract with the customer. Brokers and customers can agree the conditions that apply to their Client Contracts. For example, a customer may make it a condition of his Client Contract that the broker must enter into a back-to-back Exchange Contract for the metal or plastic being bought or sold. This does not make the customer a party to the Exchange Contract but does create additional duties and obligations owed by the broker under the Client Contract.

Customers should be clear about conditions that apply to their Client Contracts and about the obligations and duties that the broker owes as a result of those conditions.

Brokers should be clear about the duties and obligations they owe as a result of conditions attaching to their Client Contracts. They should also be clear about the duties they owe to their customers under the FSA's Conduct of Business Rules (COB).

Dual Capacity

LME members may act both in the capacity of market maker and broker. They may act in a particular manner depending on a number of circumstances, including the size of the order, the liquidity of the market at the time the order was placed, and, not least, the customer's instructions. Customer orders may be filled directly from a member's 'book' or following the purchase/sale of metal or plastic in the LME market. Furthermore, customer orders may be offset, amalgamated, broken-up or netted for execution. These methodologies apply equally to orders whether any resulting Exchange Contract is effected in the ring, in the inter-office market, or on LME Select.

MERRILL LYNCH
Rev. 2/08		Page 29

Customers with specific order requirements must make these known to the member at the time the order is placed. Customers wishing to know how their order was executed should request such information from the member.

Trading on the LME

Trading takes place on the LME by open outcry in the rings and kerbs, between members in the inter-office, and over the Exchange's electronic trading system LME Select.

Open Outcry

Historically, during ring and kerb sessions, the majority of customer business reflects prices traded in the open outcry sessions. Customers can follow the market activity by monitoring quoted and traded prices disseminated via the LME market data system (MDS), or by listening to the simultaneous floor commentary provided by member(s). The MDS publishes prices traded during ring and kerb times on price vendor information services such as Reuters. Members can continue to 'make a market' when requested by a customer during the ring and kerb sessions, although this is entirely at the member's discretion. Alternatively, the customer can decide whether to place an order using the 'order styles' mentioned below.

Inter-office

Inter-office trading is conducted between members by telephone or by electronic means. On contacting an LME member for a quote, customers will usually be provided with the member's current bid and offer. The customer may trade on this quote, call another member in an attempt to improve the quote, leave a resting order with a member, or wait and monitor prices on the LME market data system. If an order cannot be filled from the member's book, it may be executed via a back-to-back Exchange Contract agreed via a telephone deal with another member or executed via an electronic trading system.

LME Select

LME Select allows members to trade LME futures contracts in metals and plastics, traded options and TAPOs, and an Index future and option. Some brokers offer their customers an order-routing facility via an API where they can view Select prices, execute trades, and place resting orders. All trading on LME Select is in US dollars.

LME Select replaces neither inter-office trading nor trading in the ring. Depending on the time of day, it is possible for members to deal by telephone or electronically in the inter-office, by LME Select, or in the rings. Customers should specify which mechanism their broker should use to effect an order, where they have a preference.

Firm prices of the best bid and offer available on LME Select, the total volumes available at these prices, and the price and volume of each trade transacted are distributed to and displayed in real time by information vendors. Only LME Select prices are displayed, not those of other third party electronic trading systems providing LME prices. Only RDMs and ABCMs are eligible to become LME Select Participants and to have direct access to the system. Customers may effect back-to-back Client Contracts with RDMs and ABCMs based upon prices available on LME Select, whether on the telephone or via electronic order-routing systems.

ORDER STYLES

Ring

Customer orders are not traded in the rings or kerbs, so an order using the term 'in/on/during the ring/kerb' will be executed on the basis of the prices traded/quoted during the particular session. If a customer requires their order to be 'shown' or traded across the ring/kerb then they should make this requirement known to their executor, who may or may not accept this as a term of the order. The

MERRILL LYNCH
Rev. 2/08		Page 30

equivalent Exchange Contract for a customer order may not replicate its terms. As the customer is not a party to any Exchange Contracts i.e. those traded in open outcry between members in the ring/kerb sessions, in specifying ring/kerb, the customer is merely identifying a pricing mechanism. A member which undertakes to match a price traded in the ring/kerb is not necessarily undertaking that it will trade during that ring/kerb, only that it may do so. However, a customer may place an order with the specific request that the member trades an Exchange Contract replicating its order in the ring. In such circumstance the RDM can only trade this order by open outcry in the ring.

If a customer trades at the prevailing market quote proffered in the ring/kerb, their executor is not necessarily obliged to effect an Exchange Contract at the same price. This can lead to situations where the customer has traded at the prevailing market quote, without that same price trading in open outcry across the floor of the Exchange. However, if the instructions from the customer are to achieve a specific price i.e. close of ring 2, then this is the price that should be given, if that specific order is accepted.

Market

In normal circumstances a market order is one executed on a timely basis at the prevailing market price. As mentioned above, at certain times of the business day, trading is taking place simultaneously in the ring or kerb, on LME Select, and in the inter-office market. Traditionally, when open outcry trading is in session, the market is defined by activity within the ring/kerb. At other times, the market is split between inter-office trading and trading on LME Select. During inter-office sessions, indicative quotes are available on the MDS; firm prices are available on LME Select and the LME Select page on information vendors' systems. The indicative prices might not be available to all parties.

Best

Order styles on the LME using the word 'best' confer some discretion upon the members when executing the order, requiring them to use their 'best endeavours' on the customer's behalf. The extent of the discretion is fixed by the terms of the order. This type of order is distinct from 'best execution' as defined by the FSA.

Best orders may be executed both in rings/kerbs, inter-office and on LME Select. Inter-office trades rely upon the members' skill in determining the level of the market at any particular time. Best orders received during ring/kerb times may not result in the customer receiving the 'best' price achieved during the session if the price improves after the member has booked the metal or plastic intended to fill the order. At any given time, the best price on LME Select will be displayed on the system and by the information vendors. Customers should be aware that depending on market conditions, the best price may move during the period from when the order was placed and when it was executed.

Close

Most orders placed 'on the close' are for either the close of the second ring (official LME prices) or the final kerb (closing prices). Both these prices are demonstrable because of the publication of official and closing prices. Closing prices for other sessions are harder to determine, although the LME does publish unofficial prices which are established at the close of the fourth ring. In all circumstances, customers and members need to agree the style of execution i.e. bid/offer, mean or traded price. Members may not always be able to guarantee execution (price or volume) due to prevailing market conditions. A closing price on LME Select is the last price traded before the system closes.

Open

Customers placing orders to trade on the opening of a market session must provide clear instructions to the LME member which indicate how this order should be activated i.e. basis the opening bid/offer or basis the first trade in the session. Customers will also need to inform their executor of their requirements if the executor is unable to fill the order basis the 'opening' price in its entirety, due to market constraints such as insufficient liquidity. Customers may place orders with members for LME Select that can be placed into the system for activation when the market opens.

MERRILL LYNCH
Rev. 2/08		Page 31

Resting Orders

When placing resting orders such as 'good 'til cancelled' ('GTC', or any derivations thereof) or stop loss orders, customers should ensure that they are in agreement with their executor's definition of the 'trigger' point of the order. Usually, this is interpreted as being the point when the order price is seen to be trading in the market, but it is possible to request the order be activated when the order level is either bid or offered as appropriate, via the prevailing market quote. Stop loss orders become market orders when a trade, or a bid or an offer triggers the stop, with members then executing the order at the current market price.

It is possible for a customer not to receive a 'fill' on a resting order despite the 'trigger' point being 'touched'. This could be due to a number of circumstances such as order priority, illiquidity, prevailing market conditions etc. Whatever the reason, the executor should be able to provide the customer with a full explanation of why it was unable to fill the order.

Customers should be aware that resting orders might be activated during periods of illiquidity in the market. As previously mentioned, this could result in the trade not being filled, or for 'stop' orders, a worse fill than anticipated ('slippage'). Customers should ensure the executor is fully aware of their requirements regarding the execution of an order, and adheres to any limitations, especially if the customer is not in contact with the market/member when the trigger point is reached.

It is possible for customers to ask members to place resting orders in LME Select. Where the broker has an order routing system into Select, customers will be able to place orders more directly. The system accepts GTC and Good for Day (DAY) orders. DAY orders are automatically deleted from the system at close of trading.

Conclusion

The above order styles do not represent all possible methods of order execution on the LME. Members and customers should ensure that orders are communicated in meaningful terms that deliver the required execution in accordance with LME rules.

For the purposes of this document these categories of members will be referred to as LME members, members or by the appropriate abbreviation.

2 TAPO traded average price option

3 API Application Protocol Interface

Merrill Lynch Business Continuity Statement

Merrill Lynch is responsible for creating and maintaining business continuity plans for all of its businesses.  In the event of a business disruption, we have plans designed to allow us to continue operations of critical business functions, such as entering of client orders, completing securities transactions and providing clients access to their cash and securities. We accomplish this in part by:

●	Relocating impacted businesses to designated recovery locations.
●	Using redundant processing capacity at other locations.
●	Designing our technology and systems to support the recovery processes for critical business functions.
●	Using business and technology teams that are responsible for activating and managing the recovery process.

 Adopting a communication plan to ensure that Merrill Lynch employees receive emergency notifications and instructions via a variety of sources, including in-building announcements, telephone contact, toll-free phone numbers and websites.

MERRILL LYNCH
Rev. 2/08		Page 32

●	Rehearsing our recovery procedures and testing those procedures on a regular basis.

As part of our plans, Merrill Lynch has identified the applications that are critical to each of our business divisions. These applications are implemented in separate production and recovery data centers using industry-standard practices to copy data from the production site to the recovery site in real time. In most cases, recovery times will range from nearly instantaneous to approximately four hours. For some business functions, next-day recovery is projected.

With regard to client assets, nearly all market-traded securities are held in central depositories (such as the Depository Trust Co. in the U.S.) or with custodian banks, rather than in physical certificates.  Ownership of the securities is reflected on a book-entry record-keeping basis with our custodian banks or depositories’ participants (such as Merrill Lynch) maintaining on their records the beneficial ownership positions of their clients. This structure is recognized worldwide as providing investors with an unsurpassed level of liquidity and security for the assets they choose to custody with major financial institutions.

As a premier financial service firm, we take our commitment to our clients very seriously and participate globally in various industry-level discussions regarding business continuity planning under the auspices of industry organizations.  Participation in these types of forums increases our ability to proactively recognize and manage business disruption risks and coordinate recovery efforts across the financial service industry.  Although we have taken significant steps to develop and implement sound business recovery plans, we cannot guarantee that systems will always be available or recoverable after a disaster or significant business disruption. However, we believe that our planning for such events is robust and consistent with many of the best practices established within the industry.  Any material changes to the above information will be available on our website or upon request.

If you have further questions regarding our business continuity plans, please contact your Merrill Lynch representative.

Privacy and Data Security Information Statement

With respect to any personal information delivered or made available to Merrill Lynch pursuant to the Institutional Futures Clearing Agreement (the “Agreement”), Merrill Lynch agrees that:

(a)	it shall use and process such personal information solely for the purposes of carrying out its obligations under, and as expressly set forth in, the Agreement and not for any other purposes;

(b)
 it shall maintain an effective information security program, keep such personal information confidential and take appropriate administrative, technical and physical measures to secure and protect such personal information against unauthorized, unlawful or accidental access, disclosure, transfer, destruction, loss or alteration;

(c)
 it shall limit access to such information to employees and agents who require such access in order to perform the services described in the Agreement and shall inform its employees and agents who have access to such personal information of its highly confidential nature and the limitations and procedures that apply to access and use of such personal information;

(d)
 it may make such information available to vendors which provide services to Merrill Lynch for its futures trading and processing, however, it shall not disclose or make such personal information available to a vendor without entering into an agreement in writing with the vendor whereby the vendor agrees to comply with, and treat such personal information in accordance with, these policies

(e)	it shall promptly notify Client if it becomes aware of any unauthorized access of such personal information or if it becomes the subject of any government, other enforcement or private proceeding

MERRILL LYNCH
Rev. 2/08		Page 33

(e)	relating to its data handling practices with respect to such personal information and

(f)	it shall, upon the reasonable request of Client, provide Client with information regarding its privacy/data protection practices.

Nothing herein shall affect any data or information that Merrill Lynch validly receives from a source apart from the Agreement or the relationship established pursuant to the Agreement, nor affect Merrill Lynch’s rights to use certain data or information in a non-identifiable, statistical manner.

MERRILL LYNCH
Rev. 2/08		Page 34

SCHEDULE OF BENEFICIAL OWNERS

1.	Highbridge Commodities FuturesAccess LLC 45-2608276 c/o Merrill Lynch Alternative Investments, 250 Vesey St. New York, NY
	First Name or Entity Name	Last Name

	Tax Identification Number OR	Passport No./Driver's License No.	Middle Initial

	Street Address	Address	Date of Birth

	City	State/Province
2.	Highbridge Commodities FuturesAccess Ltd.
	First Name or Entity Name	Last Name	Postal Code

	Tax Identification Number OR	Passport No./Driver's License No.	Middle Initial

	Address	Address	Date of Birth

	City	State/Province
3.
	First Name or Entity Name	Last Name	Postal Code

	Tax Identification Number OR	Passport No./Driver's License No.	Middle Initial

	Address	Address	Date of Birth

	City	State/Province
4.
	First Name or Entity Name	Last Name	Postal Code

Tax Identification Number OR	Passport No./Driver's License No.	Middle Initial

Address	Address	Date of Birth

City	State/Province

City	State/Province	Postal Code

Please attach additional sheet if necessary.

Institutional
Futures Client
Account Agreement

Merrill Lynch, Pierce, Fenner & Smith, Inc
One South Wacker Drive, Suite 300, Chicago, Illinois 60606

Tel: 312-442-5453

MERRILL LYNCH

Risk Disclosure Statement For Futures and Options

This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options.  In light of the risks, you should undertake such transactions only If you understand the nature of the contracts (and contractual relationships) into which you are entering and the extent of your exposure to risk.  Trading in futures and options is not suitable for many members of the public.  You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

Futures

1.	Effect of ‘Leverage’ or ‘Gearing’

Transactions in futures carry a high degree of risk.  The amount of initial margin is small relative to the value of the futures contract so that transactions are ‘leveraged’ or ‘geared’.  A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit:  this may work against you as well as for you.  You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position.  If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position.  If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2.	Risk-reducing orders or strategies

The placing of certain orders (e.g. ‘stop-loss’ orders, where permitted under local law, or ‘stop-limit’ orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders.  Strategies using combinations of positions, such as ‘spread’ and ‘straddle’ positions may be as risky as taking simple ‘long’ or ‘short’ positions.

Options

3.	Variable degree of risk.

Transactions in options carry a high degree of risk.  Purchasers and sellers of options should familiarize themselves with the type of option (i.e. put or call) which they contemplate trading and the associated risks.  You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

The purchaser of options may offset or exercise the options or allow the options to expire.  The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest.  If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above).  If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs.  If you are contemplating purchasing deep-cut-of-the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

Selling (‘writing’ or ‘granting’) an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount.  The seller will be liable for additional margin to maintain the position if the market moves unfavorably.  The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest.  If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above).  If the option is ‘covered’ by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced.  If the option is not covered, the risk of loss can be unlimited.

MERRILL LYNCH

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium.  The purchaser is still subject to the risk of losing the premium and transaction costs.  When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

Additional risks common to futures and options

4.	Terms and conditions of contracts

You should ask the firm with which you deal about the terms and conditions of the specific futures or options which you are trading and associated obligations (e.g. the circumstances under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on the time for exercise).  Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5.	Suspension or restriction of trading and pricing relationships

Market conditions (e.g. illiquidity) and/or the operation of the rules of certain markets (e.g. the suspension of trading in any contract or contract month because of price limits or ‘circuit breakers’) may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions.  If you have sold options, this may increase the risk of loss.

Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist.  This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not.  The absence of an underlying reference price may make it difficult to judge ‘fair’ value.

6.	Deposited cash and property

You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy.  The extent to which you may recover your money or property may be governed by specific legislation or local rules.  In some jurisdictions, property which had been specifically identifiable as your own will be pro-rated in the same manner as cash for purposes of distribution in the event of a shortfall.

7.	Commission and other charges

Before you begin to trade, you should obtain a clear explanation of all commissions, fees and other charges for which you will be liable.  These charges will affect your net profit (if any) or increase your loss.

8.	Transactions in other jurisdictions

Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk.  Such markets may be subject to regulation which may offer different or diminished investor protection.  Before you trade you should inquire about any rules relevant to your particular transactions.  Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected.  You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9.	Currency risks

The profit or loss in transactions in foreign currency-denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10.	Trading facilities

Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades.  As with all facilities and systems,

MERRILL LYNCH

they are vulnerable to temporary disruption or failure.  Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms.  Such limits may vary; you should ask the firm with which you deal for details in this respect.

11.	Electronic trading

Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems.  If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and software.  The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12.	Off-exchange transactions

In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions.  The firm with which you deal may be acting as your counterparty to the transaction.  It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk.  For these reasons, these transactions may involve increased risks.  Off-exchange transactions may be less regulated or subject to a separate regulatory regime.  Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

MERRILL LYNCH

Institutional Futures Client Account Agreement

Merrill Lynch, Pierce, Fenner & Smith Incorporated, with an office at 1 South Wacker Drive, Suite 300, Chicago, Illinois, 60606, (“Merrill Lynch”) agrees to carry one or more account(s) (“Account”) for the undersigned (“Client”) and provide services to Client in connection with the purchase and sale of cash commodities (including financial instruments), options on cash commodities, commodity futures contracts, options on futures contracts, security futures products, forward or leverage contracts, exchange of futures for physicals, and any similar instruments which may be purchased or sold by or through Merrill Lynch for Client’s Account (collectively referred to as “Futures Contracts”).  In consideration thereof, Client and Merrill Lynch agree as follows;

1.	AUTHORIZATIONS AND ACKNOWLEDGMENTS

Merrill Lynch is authorized to purchase or sell Futures Contracts for Client’s Account in accordance with Client’s oral or written instructions. Client hereby waives any defense that any such instructions were not in writing as may be required by any law, rule or regulation.  In any such transaction, Merrill Lynch may act as agent or principal and may charge a mark-up or commission, as notified in advance to Client, as may be limited by law, rule or regulation.  All contracts and transactions entered into after the close of any applicable futures exchange’s normal business hours may be considered next business day activity.  Merrill Lynch is not acting as a fiduciary, commodity trading advisor, investments advisor or commodity pool operator with respect to Client or any Futures Contracts or Account and Merrill Lynch shall have no responsibility for compliance with any law or regulation governing the conduct of any such fiduciary or advisor selected by Client or Client’s conduct as a fiduciary, if applicable.

2.	APPLICABLE LAW

All transactions under this Agreement shall be subject to the Commodity Exchange Act and the constitution, rules, regulations, customs, usages, rulings and interpretations of the Commodity Futures Trading Commission (“CFTC”), domestic or foreign exchange markets, and their clearing houses. If any, where the transactions are executed by Merrill Lynch or Merrill Lynch’s agents (“Applicable Law”).  Merrill Lynch is hereby authorized, in its discretion, to employ affiliated and nonaffiliated clearing members, carrying brokers and floor brokers as Merrill Lynch’s agents or to engage in pre-execution discussions if entering orders electronically, in connection with the execution, carrying, clearance, delivery and settlement of any such transactions as permitted by Applicable Law.  Client agrees to provide Merrill Lynch any information necessary for Merrill Lynch to respond to any inquiry from any exchange or other regulatory agency pursuant to Applicable Law.

Absent a separate written agreement with Client with respect to give-ups, Merrill Lynch, in its discretion, may, but shall not be obligated to, accept from other brokers selected by Client, Futures Contracts executed by such brokers which are given up to Merrill Lynch for clearing in Client’s Account.  If Client has executed with other brokers and Merrill Lynch is required to pay such executing brokers give up fees, Client agrees that Merrill Lynch may withhold such fees from Client’s Account in anticipation of such payment coming due.

3.	MERRILL LYNCH REPRESENTATIONS

Merrill Lynch and its managing directors, officers, employees and affiliates may take or hold positions in or advise other clients concerning contracts which are the subject of advice from Merrill Lynch to Client, which positions and advice may be consistent with or contrary to positions which are the subject of advice to Client.  In addition, Merrill Lynch, its directors, officers, employees, parent companies and affiliates may act on the other side of Client’s order by the purchase or sale for Client’s Account in which Merrill Lynch or any person affiliated with Merrill Lynch has a direct or indirect interest, subject to compliance with and the limitations and conditions of Applicable Law.

4.	CLIENT REPRESENTATIONS

Client represents and warrants that (a) the individuals) whose signatures are stated below is/are duly authorized and empowered to execute and deliver this Agreement and to effect purchases and sales of Futures Contracts through Merrill Lynch in Client’s Account until such time as Merrill Lynch is notified by

MERRILL LYNCH

Client to the contrary; (b) regardless of any subsequent determination to the contrary, Client is a sophisticated user of the futures markets and is aware of the risks and obligations of Futures Contracts and is fully prepared to assume such risks and obligations; (c) trading in Futures Contracts is within the power of Client and such activity will in no manner contravene the provisions of any corporate resolutions, by-laws, statutes, rules, regulations, operating agreement, partnership agreements, plan documents, trust agreements or any judgments, orders or other agreements to which Client is bound; (d) Client is duly organized and in good standing under the laws of the jurisdiction in which it was organized and in all jurisdictions where it is qualified to do business; (e) Client is acting as principal and not as agent in transactions under this Agreement and no person other than Client has or will have an interest in Client’s Account except as otherwise disclosed to Merrill Lynch herein; and (f) Merrill Lynch is authorized to follow the instructions of the undersigned in every respect concerning this Account, including, but not limited to, payment of monies.  With respect to activity in the Account, Merrill Lynch may rely upon the instructions of the above referenced individuals or any individuals subsequently authorized by Client until Client notifies Merrill Lynch to the contrary.

If Client engages in exchange of futures for physical (“EFP”) transactions, Client acknowledges and agrees that, in connection with any EFP that (a) if Client is the seller of the cash contract(s) then Client is the buyer of the futures contract(s) being exchanged in the EFP, and Client has an ownership interest in the contract(s) sufficient to allow the delivery in satisfaction of Client’s obligations resulting from the execution of the EFP; and (b) if Client is the buyer of the cash contract(s) then Client is the seller of the futures contract(s) being exchanged in the EFP.  Upon request by Merrill Lynch, Client agrees to provide documentation sufficient to verify its purchase or sale of the cash contract.

5.	MODIFICATION AND TERMINATION

Whenever any statute shall be enacted which shall affect in any manner or be inconsistent with any of the provisions hereof, or whenever any rule or regulation shall be prescribed or promulgated by the CFTC, various commodity exchanges, or other agency or body having jurisdiction, which shall affect in any manner or be inconsistent with any of the provisions hereof, the provisions of this Agreement so affected shall be deemed modified or superseded, as the case may be, by such statute, rule or regulation, and all other provisions of this Agreement and the provisions as modified or superseded, shall in all respects continue to be in full force and effect.  Merrill Lynch shall use its best efforts to give notice to Client of any material change in conduct under this Agreement required by any such statute, rule or regulation.

Either party may terminate this Agreement at any time by notice to the other.  However, such termination by Client shall not affect any transaction entered into by Client prior to receipt of such notice by Merrill Lynch, or any open commodity positions or any liability held by or owed to Merrill Lynch by Client at the time of such termination.  If Client has outstanding give-up bills owed to other brokers at the time of its termination of this Agreement, Merrill Lynch may withhold the amount of such fees in order to make such payments.

Other than as set forth in the first paragraph above, no provision of this Agreement shall in any respects be waived, altered, modified or amended unless such waiver, alteration, modification or amendment is in writing and signed by one Merrill Lynch’s authorized officers and by one of Client’s authorized officers.

6.	ADVICE

All advice with respect to Futures Contracts transmitted by Merrill Lynch with respect to the Account is solely incidental to the conduct of Merrill Lynch’s business as a futures commission merchant and such advice will not serve as the primary basis for any decision by Client.  Merrill Lynch shall have no discretionary authority, power or control over any decision made by Client with respect to the Account, whether or not Merrill Lynch’s advice is utilized in such decision.

7.	POSITION LIMITS

Client acknowledges Merrill Lynch’s right, upon five (5) business days’ notice to Client, to limit the number of open positions which Client may maintain or acquire through Merrill Lynch at any time.  For the avoidance of doubt, as long as Client continues to comply with its margin payment obligations under Section 12, this

MERRILL LYNCH

provision shall not limit the ability of Client to implement any decrease or other adjustment in the number of open positions within the time frame(s) deemed appropriate by Client or to enter into or maintain positions which have the effect of reducing Merrill Lynch’s overall exposure to Client.  In addition, Client agrees it will not exceed contract market position limits without appropriate prior approval from the relevant contract market.  Client agrees that it shall not agree with any exchange or contract market to act as a market maker using Merrill Lynch’s execution or clearing capabilities without the prior written approval of Merrill Lynch.

8.	EXTRAORDINARY EVENTS AND THIRD PARTY ACTIONS

Merrill Lynch shall not be liable for breakdown or failure of transmission of communication facilities, systems or software, in each case beyond its reasonable control, or government restrictions, war or acts of terrorism, exchange failures or market rulings or natural disasters.  Merrill Lynch shall not be liable to Client for any loss, cost, expense or damage to Client with respect thereto, except as a result of Merrill Lynch’s negligence, willful misconduct or bad faith.

Under no circumstances shall Merrill Lynch have any responsibility, liability or obligation regarding any conduct, act, omission or representation of any introducing firm, commodity trading advisor, investment adviser or third party vendor selected by Client to give Client research or advice, to electronically route orders to Merrill Lynch or to provide like services to Client.

9.	SECURITY AND LENDING

All monies, securities, Futures Contracts or other property which Merrill Lynch may at any time be carrying for Client or which may at any time be in Merrill Lynch’s possession, including safekeeping, in each case solely in connection with this Agreement, shall be subject to a general lien, security interest and right of setoff and recoupment in Merrill Lynch’s favor to discharge all obligations of Client to Merrill Lynch in connection with this Agreement, irrespective of whether or not Merrill Lynch may have made advances in connection with such securities, Futures Contracts or other property, and irrespective of the number of accounts Client may have with Merrill Lynch.  Merrill Lynch may apply or transfer such funds or other property of Client between any of Client’s accounts for the purposes of margin or reduction or satisfaction of any net debit balance.  Client will not cause or allow any of the collateral held in the Account, whether now owned or hereafter acquired, to be or become subject to any liens, security interests or encumbrances of any nature without the prior written consent of Merrill Lynch, and in no event shall the collateral held in Client’s Account be subject to a lien or security interest superior to that of Merrill Lynch.

In accordance with the terms and limitations of the Commodity Exchange Act regarding investment and pledging of Client assets, Client grants to Merrill Lynch the right to carry in its general loans, and to pledge, re-pledge, hypothecate, re-hypothecate, invest or loan, either separately or with the property of other clients, to either itself as broker or to others, any securities or other property held by Merrill Lynch on margin for the Account of Client or as collateral therefore.

10.	FEES AND COMMISSIONS

Client shall be charged exchange and regulatory fees as determined by the relevant exchange and/or regulator.  If Client is a member of any U.S. exchange, Client must advise Merrill Lynch accordingly if Client may avail itself of any reduced fee at such exchange.  In addition, Client must notify Merrill Lynch if it ceases to be a member of any such exchange.  Client shall be liable for all fees (including any fines) owed to the exchange if Client fails to give such notice to Merrill Lynch, Merrill Lynch may pay interest to Client on any available margin excess as agreed to from time to time between Merrill Lynch and Client.  Merrill Lynch may charge interest upon Client’s Account in accordance with Merrill Lynch’s customary charges, as determined by Merrill Lynch, at the time of the acceptance of this Agreement and thereafter, Client agrees to pay all such commissions as agreed to from time to time between Merrill Lynch and Client.

11.	LIQUIDATION

(A)           If any of the following events shall occur, Merrill Lynch may proceed in accordance with the following paragraph; (a) Client shall be dissolved or in any other way terminated other than a bona fide restructuring (with prior notice to Merrill Lynch) that results in a successor entity with materially lesser credit

\

MERRILL LYNCH

quality than the original entity; (b) Client shall fail to timely deposit or maintain initial or original margin, or make timely payment of additional or variation margin as requested in Section 12 below; (c) Client shall fail to pay the premium on any option purchased by Client; (d) a proceeding under any applicable bankruptcy or insolvency law, an assignment for the benefit of creditors or an application for a receiver, custodian, conservator, administrator, liquidator or trustee shall be filed or applied for, by or against Client (or if Client is a trust, its trustee), or an order shall be made or a resolution shall be passed for the winding up, liquidation or administration of Client (or, If Client is a trust, its trustee); (e) the property deposited in Client’s Account shall be determined by Merrill Lynch, in its commercially reasonable discretion, to be inadequate to secure the Account or Client has suffered a material change in its financial condition and is unable to provide Merrill Lynch, upon request, with such margin amounts or collateral reasonably required by Merrill Lynch in accordance with Section 12 of this Agreement; (f) Client’s Account shall incur a deficit balance which is not satisfied in a timely basis; (g) Merrill Lynch shall determine that any material representation or warranty made by Client to Merrill Lynch is untrue or inaccurate and Client is unable to prove otherwise; (h) if Client is an investment company, commodity pool or other form of collective investment vehicle, proceedings for the revocation or suspension of any registration of any public offering of interests in Client or of any person or entity required to be registered in connection with Clients activities have been instituted or are pending or threatened by any governmental agency or self-regulatory organization.

In each event specified above, and subject to notice from Merrill Lynch and one (1) business day opportunity for Client to cure such event, Merrill Lynch may liquidate Client’s open positions in whole or in part, sell or otherwise dispose of, realize, set off or apply any or all of the property represented by an entity on or standing to the credit of Client’s Account or held by, to the order or under the direction or control of Merrill Lynch or any exchange or clearing organization through which transactions on Client’s behalf are executed or cleared, buy any property for Client’s Account, and/or cancel any outstanding orders and commitments made by Merrill Lynch on Client’s behalf.  Without prejudice to the foregoing, Merrill Lynch shall have (to the greatest extent permitted by applicable law) all of the rights of a secured party with respect to the property referred to above, and any rights, powers and remedies provided herein shall operate as a variation and extension of any statutory power of sale, application or realization available to Merrill Lynch as a secured party.

Any such liquidation, sale, purchase and/or cancellation may be made at Merrill Lynch’s discretion on any exchange or other market or through any clearing organization where such business is transacted, at public auction or at private sale, upon prior notice to Client if reasonable under the circumstances, without advertising the same and without prior tender, demand or call upon Client, provided that any private sale must be conducted in a commercially reasonable manner.  No prior tender, demand or call from Merrill Lynch of the time and place of such liquidation, sale, purchase and/or cancellation shall be deemed to be a waiver of Merrill Lynch’s right to liquidate, sell, purchase and/or cancel as provided herein.

In any transaction described above, Merrill Lynch may sell any property to itself or its affiliates or buy any property from itself or its affiliates in an arms-length transaction.  Merrill Lynch may, to the extent permitted by law, purchase the whole or any part thereof free from any right of redemption.  In all cases, Client shall remain liable for, and shall pay to Merrill Lynch the amount of, any deficiency in Client’s Account with Merrill Lynch resulting from any transaction described herein above.

(B)           If any of the following events shall occur, the Client may proceed in accordance with the following paragraph:  (i) Merrill Lynch is subject to a “Bankruptcy” (as defined below); (ii) Merrill Lynch shall fail to make timely return margin amounts, as required in section 12 below, after notice from the Client; (iii) any material representation or warranty made by Merrill Lynch to Client herein is untrue or inaccurate at the time given or deemed repeated.

In the case of each event specified in “(b)” above, and in the case of an event described in sub-part (ii) above subject to notice from Client and one (1) business day opportunity to cure, Client shall have the right by notice to Merrill Lynch to terminate this Agreement with immediate effect, and Merrill Lynch will be liable to Client for Client’s “Economic Loss” (as defined below) in respect of this Agreement.

MERRILL LYNCH

As used in the foregoing, “Bankruptcy” shall mean that Merrill Lynch (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement, or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted against it such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within thirty (30) days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within thirty (30) days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

As used in the foregoing, “Economic Loss” shall mean the amount of Client’s total losses and costs in connection with the termination of this Agreement, including any loss of bargain or cost of funding, calculated as of the effective date of such termination.  Economic Loss shall be determined by Client reasonably and in good faith and may (but need not) include the use of reference quotations from one or more leading dealers in the market in respect of the cost of entering into replacement transactions.

12.	MARGIN

Client will at all times maintain such margins or collateral for said Account, as are reasonably required by Merrill Lynch and notified in advance to Client or as required by a relevant exchange, and will, not later than the Required Delivery Time (as defined below), discharge margin obligations of Client to Merrill Lynch.  It is further agreed that if Merrill Lynch fails to receive sufficient funds to pay for any Futures Contracts and/or initial or variation margin by the Required Delivery Time, Client shall be deemed in breach of this Agreement and Merrill Lynch may take the actions set forth in the Liquidation provisions stated above.  Merrill Lynch will cause any excess margin or collateral held by it to be returned to Client not later than the Required Delivery Time subject, in all cases, to a minimum transfer amount of $250,000 (or its equivalent in any other currency(ies)).

As used in the foregoing, “Required Delivery Time” shall mean:  (a) close of business on the same local business day if demand for delivery is received from the other party not later than 10:00 a.m. New York time, and (b) close of business on the next local business day if demand for delivery is received from the other party after 10:00 a.m. New York time.

13.	CURRENCY FLUCTUATION RISK/PAYMENT OBLIGATIONS

All initial and subsequent deposits for margin purposes shall be made in U.S. Dollars unless otherwise agreed by Merrill Lynch and Client.  By placing an order for a Futures Contract that settles in a currency other than US, dollars, Client agrees that Merrill Lynch may convert to the appropriate currency funds sufficient to meet the applicable margin requirement at the rate of exchange at which Merrill Lynch would be able, acting in a commercially reasonable manner and in good faith, to purchase the relevant amount of such currency.  Client understands and agrees that if Client trades in such Futures Contracts, the margin for and accruals from such trading may be held in the applicable currency outside of the U.S., a money center country or the country of origin of such currency and that accounts held outside of the U.S. may not be afforded the bankruptcy protections of the U.S. bankruptcy code.

Client shall bear all risk and cost in respect to the conversion of currencies incurred relative to transactions

MERRILL LYNCH

effected on behalf of Client pursuant hereto.  In no event shall Merrill Lynch be required to effect or be responsible for the conversion of funds in anticipation of changes in prevailing rates of exchange.

With  respect to all securities, Futures Contracts and other property purchased or sold for Client’s Account, Client agrees to pay Merrill Lynch promptly upon demand, upon expiration or liquidation of any such Futures Contract or other property purchased or sold for Client’s Account:  (a) any tax imposed on such transactions by any competent authority; (b) the amount of any trading losses in Client’s Account and (c) any debit balance or deficiency remaining in Client’s Account.

14.	DELIVERY INSTRUCTIONS FOR PHYSICAL SETTLEMENT/OPTIONS EXERCISE

Client understands that, if Client maintains an account for speculation, liquidating instructions on open futures positions maturing in a current month must be given to Merrill Lynch at least three (3) business days prior to the first notice day or last trading day, whichever is earlier.  If Client maintains an account for hedging, Client understands that liquidating instructions on open futures positions maturing in a current month must be given to Merrill Lynch at least one (1) business day prior to the first notice day in the case of long positions and, in the case of short positions, at least one (1) business day prior to the last trading day.  Alternatively, sufficient funds to take delivery or necessary delivery documents to make delivery must be delivered to Merrill Lynch within the same period(s) described above, as applicable, Client understands and acknowledges that option positions may be subject to automatic exercise procedures.  Merrill Lynch will exercise all in-the-money option positions that are subject to automatic exercise unless Client advises Merrill Lynch to the contrary.  If Client fails to comply with any of the foregoing obligations, Merrill Lynch may, at its discretion and in any commercially reasonable manner, liquidate any open positions, make or receive delivery of any securities, commodities or instruments, or exercise or allow the expiration of any option.  Client shall remain fully liable for all costs, expenses and liabilities incurred by Merrill Lynch in connection with such transactions and for any remaining debit balance.

In the event Merrill Lynch has requested from Client instructions, funds or documents and none are received by Merrill Lynch within the applicable time frame above and such failure continues for one (1) business day after Merrill Lynch provides notice of such failure to Client, Merrill Lynch without any further notice or requests, may either liquidate the Client’s positions, or make or receive delivery on Client’s behalf upon such terms and by such methods which Merrill Lynch deems to be feasible.  In all cases, if any exchange or self-regulatory organization requests delivery intention instructions from Merrill Lynch, Client shall provide such instructions promptly without regard to the above time frames.

In the case of Merrill Lynch’s inability to deliver any security, commodity or other property to the purchaser by reason of failure of Client to supply Merrill Lynch therewith, then and in such event, Client authorizes Merrill Lynch to borrow any security, commodity or other property necessary to make delivery thereof.  Client agrees to be responsible for any premiums which Merrill Lynch may be required to pay thereon or any cost which Merrill Lynch may sustain by reason of Merrill Lynch’s inability to borrow the security, commodity or other property sold.

Notwithstanding the foregoing, any time that Client fails to make or take delivery, Client agrees that it shall be responsible for any debit, loss, exchange or clearing corporation fine or other assessment or penalty levied against Merrill Lynch as a result of Client’s failed delivery.

15.	VERIFICATION OF INFORMATION

Federal law requires all financial institutions to obtain, verify, and record information that identifies each client who opens an account and, therefore, in order to open an account, Merrill Lynch will request Client’s name, address and, for individuals, date of birth, as well as other information necessary to verify identity.  Further, Client understands that an investigation may be conducted at banks, financial institutions and credit agencies pertaining to Client’s identity, credit standing and its business, Client agrees to notify Merrill Lynch if the financial information provided to Merrill Lynch by Client changes in any material respect.

MERRILL LYNCH

If more than one person or entity owns an interest in the Account, all such persons and entitles shall execute this Agreement and each shall be deemed to be Client.

16.	CONFIRMATIONS AND STATEMENTS

Reports of the execution of orders, purchase and sale notices, correction notices and statements of Client’s Account shall be conclusive (absent manifest error) if not objected to promptly by oral notification upon receipt of such notice or statement and in writing in no event later than one (1) business day after receipt of such notice or statement by Client.  Communications will be sent to Client via mail, electronic transmission or facsimile at Client’s request, at the address of record on the Account application submitted by Client or at such other address as Client may hereafter give Merrill Lynch in writing.  Client must notify Merrill Lynch if it is not receiving its statements in a timely manner.

All oral objections should be directed to Merrill Lynch’s Futures Operations Division at 312.442.5555.  All subsequent written notices to Merrill Lynch shall be delivered to Merrill Lynch, Pierce, Fenner & Smith, Futures Compliance Department, World Financial Center, North Tower, 12th Floor, New York, NY, 10080, facsimile number 212.738.2788.

17.	GOVERNING LAW, JURISDICTION, SUCCESSORS AND BINDING EFFECT

This Agreement and its enforcement shall be governed by the laws of the State of New York without regard to conflicts of law principles.  Client submits to the non-exclusive jurisdiction of the courts of the State of New York and of the Federal Courts in the Southern District of New York with respect to any claim arising out of or involving this Agreement.  Client agrees that any claim, action or proceeding arising under or in any way relating to this Agreement must be brought, if at all, within one year of the date of the event(s) giving rise thereto.  Client and Merrill Lynch hereby waive a trial by jury in any action arising out of or relating to this Agreement or any transaction in connection therewith.

All provisions shall be continuous, and shall cover the Account which Client opens with Merrill Lynch, and shall inure to the benefit of Merrill Lynch’s parent firm or any successor organization, and shall be binding upon Client, its successors and assigns.

In accordance with CFTC Regulation 1.65, Merrill Lynch may assign Client’s Account and this Agreement to another registered Futures Commission Merchant (“FCM”) by notifying Client of the date and name of the intended assignee FCM, which notice shall be provided to Client at least ten (10) business days prior to the date of the intended assignment.  Unless Client objects to the assignment prior to the scheduled date for the assignment, the assignment will be binding on Client.  Client may not assign this Agreement without Merrill Lynch’s prior consent, which shall not be unreasonably withheld.

18.	HEDGE ACCOUNT DESIGNATION

If this Account is designated as a hedge Account in a relevant Merrill Lynch Futures Client Account Application, all orders which Client gives for the purchase or sale of futures or options contracts for Client’s Account will represent bona fide hedges in accordance with accepted definitions of hedge transactions as that term is defined in Regulation 1.3(z) under the Commodity Exchange Act, if applicable, and any amendments or interpretations thereto which may be made in the future by the Commodity Futures Trading Commission.  Client acknowledges that it is required to complete the Hedge Agreement in the Client Account Application, Risk Disclosure and Statements Booklet and notify Merrill Lynch if any transactions in Futures Contracts should no longer be designated as hedged Futures Contracts.

19.	INDEMNIFICATION

Client agrees to indemnify and hold Merrill Lynch, its affiliates, employees, agents, successors and assigns, harmless from and against any and all liabilities, losses, damages, costs and expenses, including reasonable attorney’s fees, incurred by Merrill Lynch and arising out of Client’s breach or default of this Agreement, Client’s failure to fully and timely perform Client’s duties under this Agreement, any actions of any third party selected by Client which affect the Account, or should any of Client’s representations and warranties fail to be true and correct in any material respect.  Client also agrees to pay promptly to Merrill

MERRILL LYNCH

Lynch all reasonable attorney’s fees, incurred by Merrill Lynch in the enforcement of any of the provisions of this Agreement or in any action, claim or demand filed by Client arising out of this Agreement and any other Agreements between Merrill Lynch and Client where Merrill Lynch is found not to be liable or responsible.  Merrill Lynch shall be liable to Client for any breach of this Agreement by Merrill Lynch and the conduct of its employees and agents which constitutes negligence or willful misconduct.

If Client is a trust, then specifically, without limiting the generality of the prior paragraph, Client agrees to hold harmless and indemnify Merrill Lynch, its affiliates, agents, employees, successors and assigns, from and against any and all claims, losses, damages, costs, and expenses, including reasonable attorneys’ fees, incurred by Merrill Lynch arising out of any claim by the trust against Merrill Lynch as a result of Merrill Lynch’s compliance with Trustee’s instructions.

20.	RECORDING

Each party understands that the other party, in its discretion, may record on tape or otherwise, any telephone conversation between the operations, trading and other non-legal personnel of the parties, although neither party assumes responsibility to do such or to retain such recordings.  Each party hereby agrees and consents to such recording and, subject to applicable rules of evidence and discovery, waives any right it may have to object to the admissibility into evidence of such recording in any legal proceeding between them or in any other proceeding in which the other party is involved or in which its records are subpoenaed.

21.	ELIGIBLE CONTRACT PARTICIPANT

Client agrees that it qualifies as an eligible contract participant (“ECP”) as that term is defined in Section 1(a)(12) of the Commodity Exchange Act as Client is one of the following types of entities:  (a) bank; (b) insurance company; (c) corporation, partnership, trust or limited liability company with total assets in excess of 10 million dollars or net worth of 1 million dollars; (d) government entity which owns and invests assets in excess of 25 million dollars; (e) broker/dealer; (f) futures commission merchant; (g) a regulated commodity pool, hedge fund, mutual fund or other collective investment vehicle with greater than 5 million dollars in assets; (h) employee benefit plan with assets greater than 5 million dollars of (i) a natural person with total assets exceeding 10 million dollars.  NOTE:  ECP clients are permitted to engage in certain activities pursuant to the Commodity Exchange Act.  If Client is not one of the above entities, please strike this paragraph in its entirety.

22.	RECEIPT OF CLIENT ACKNOWLEDGMENTS

By checking the boxes below, Client hereby expressly acknowledges and agrees that Client has received, read and understood and has retained a copy of the “Risk Disclosure Statement for Futures and Options” which includes the disclosures required by CFTC Rules 1.55, 30.6, 33.7 and 190.10(c), the specific disclosure statements below and other disclosure and risk statements applicable to Client’s Account as set forth in this Agreement and the “Client Account Application, Disclosure Statements and Notices”.  Please check all boxes.

  ☒  Risk Disclosure Statement for Futures and Options
  ☒  Authorization to Transfer Client Funds
  ☒  Singapore Risk Disclosure Statement

Client hereby acknowledges that Client has read and understands all the disclosures provided and agrees to be bound by all of the terms contained in this Agreement.  Client agrees to immediately notify Merrill Lynch of any material changes to the information contained herein.  Merrill Lynch and Client agree that this Agreement may be executed in counterparts.

PLEASE NOTE:  If this Agreement is executed on behalf of a corporation, a copy of a corporate resolution authorizing the signature(s) below must be attached.  If this Agreement is executed on behalf of a partnership, then the signature(s) below is/are that of all of the General Partners and the partnership agreement must be attached.  If this Agreement is executed on behalf of a Trust,

MERRILL LYNCH

the Trustee signature block below must be signed and a copy of the trust agreement provided.  If this Agreement is executed on behalf of a limited liability company or a non-US limited company, a copy of the operating agreement or a copy of a resolution authorizing the signature(s) below must be attached.  Persons signing this Agreement must provide proof of identity.  Additional documentation may be requested in accordance with applicable anti-money laundering policies.

Please indicate your understanding and agreement of these terms by signing below.

Highbridge Commodities FuturesAccess Master Fund Ltd.
Account Name

By:	/s/ Justin Ferri	8-25-2011
	Authorized Signature	Date

	Justin Ferri	Director
	Print Name	Title

By:
	Authorized Signature	Date

	Print Name	Title